As filed with the Securities and Exchange Commission on July 2, 2003

                                                     Registration No.
===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                                 -------------

     HOVNANIAN                                                 K. HOVNANIAN
 ENTERPRISES, INC.                                           ENTERPRISES, INC.
            (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                                    California
        (State or Other Jurisdiction of Incorporation or Organization)

    22-1851059                                                   22-2423583
                    (I.R.S. Employer Identification Number)

    10 Highway 35                                          10 Highway 35
    P.O. Box 500                                           P.O. Box 500
Red Bank, New Jersey 07701                           Red Bank, New Jersey 07701
   (732) 747-7800                                         (732) 747-7800
   (Address, Including Zip Code, and Telephone Number, Including Area Code,
                 of Registrant's Principal Executive Offices)

                      SEE TABLE OF ADDITIONAL REGISTRANTS
                                 -------------
                                J. Larry Sorsby
                          Hovnanian Enterprises, Inc.
                                 10 Highway 35
                                 P.O. Box 500
                          Red Bank, New Jersey 07701
                                (732) 747-7800

           (Name, Address, Including Zip Code, and Telephone Number,
                  Including Area Code, of Agent For Service)

                               -----------------
                                  Copies to:
                           Vincent Pagano, Jr., Esq.
                         Simpson Thacher & Bartlett LLP
                             425 Lexington Avenue
                         New York, New York 10017-3954
                                (212) 455-2000

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|____________
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|_______________
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                        CALCULATION OF REGISTRATION FEE



=================================================================================================================================
                                                                                           Proposed maximum
     Title of each class of                   Amount to be         Proposed maximum       aggregate offering        Amount of
   securities to be registered                 registered       offering price per unit          price          registration fee
---------------------------------------------------------------------------------------------------------------------------------

Debt Securities, Class A Common Stock,
 Preferred Stock, Warrants, Stock Purchase
 Contracts and Stock Purchase Units(1)....     $1,000,000                100%(2)             $1,000,000(2)               $80.90

Guarantees of Hovnanian Enterprises,
 Inc. of Debt Securities and
 Warrants of K. Hovnanian Enterprises,
 Inc. and Guarantees of Subsidiary
 Guarantors of Debt Securities and
 Warrants of Hovnanian Enterprises,
 Inc. and K. Hovnanian Enterprises, Inc.            (3)                    (3)                     (3)                   None
---------------------------------------------------------------------------------------------------------------------------------
Total....................................      $1,000,000(2)             100%(2)             $1,000,000(2)               $80.90
=================================================================================================================================


(1) The Debt Securities registered hereby include such additional amount as may be necessary so that, if Debt Securities are issued with an original issue discount, the aggregate initial offering prices of all Debt Securities will equal no more than $1,000,000. There are also being registered hereunder an indeterminate number of shares of Class A Common Stock as shall be issuable upon conversion or redemption of Preferred Stock or Debt Securities registered hereby.

(2) Estimated solely for the purpose of calculating the registration fee.

(3) No separate consideration will be received for the Guarantees.
    Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.

Pursuant to Rule 429 under the Securities Act of 1933, as amended, the Prospectus herein also relates to the remaining $376,000,000 of Debt Securities, Warrants to purchase Debt Securities, Preferred Stock, Class A Common Stock, Stock Purchase Contracts and Stock Purchase Units registered on Form S-3 (Registration No. 333-68528), Form S-3 (Registration No. 333-75939) and Form S-3 (Registration No. 333-51991) of Hovnanian Enterprises, Inc. and
K. Hovnanian Enterprises, Inc. and 7,643,312 allocated shares of Class A Common Stock of Hovnanian Enterprises, Inc. registered on Form S-3 (Registration No. 333-51991) of K. Hovnanian Enterprises, Inc. This Registration Statement also constitutes Post-Effective Amendment No. 1 to Registration Statement No. 333-68528, Post-Effective Amendment No. 2 to Registration Statement No. 333-75939 and Post-Effective Amendment No. 3 to Registration Statement No. 333-51991 and upon the effectiveness of such Post-Effective Amendments, this Registration Statement and Registration Statements No. 333-68528, No. 333-75939 and No. 333-51991 will relate to an aggregate of $377,000,000 of Class A Common Stock, Preferred Stock, Debt Securities, Warrants to purchase Debt Securities of Hovnanian Enterprises, Inc., and Stock Purchase Contracts and Stock Purchase Units Securities, Debt Securities guaranteed by Hovnanian Enterprises, Inc. of K. Hovnanian Enterprises, Inc., Warrants guaranteed by Hovnanian Enterprises, Inc. to purchase Debt Securities of K. Hovnanian Enterprises, Inc. (any or all of which Debt and Warrants may be guaranteed by the registrant Subsidiary Guarantors described herein) and 7,643,312 shares of Class A Common Stock of Hovnanian Enterprises, Inc.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                        TABLE OF ADDITIONAL REGISTRANTS

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
All Seasons, Inc.                      MD                 52-0855385              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Arrow Properties, Inc.                 NJ                 22-1945442              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Condominium Community (Bowie           MD                 52-2002262              10 Highway 35
New Town), Inc.                                                                   P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Condominium Community (Largo Town),    MD                 52-2002261              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Condominium Community (Park Place),    MD                 52-2002264              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Condominium Community (Quail Run),     MD                 52-2002265              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Condominium Community (Truman Drive),  MD                 52-2002263              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Consultants Corporation                MD                 52-0856601              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Designed Contracts, Inc.               MD                 52-0854124              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
EXC, Inc.                              DE                 22-3178077              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
Fortis Homes, Inc.                     NC                 56-1477716              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Housing-Home Sales, Inc.               MD                 52-0846210              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Hovnanian Developments of Florida,     FL                 22-2416624              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hov International, Inc.             NJ                 22-3188610              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hov IP, II, Inc.                    California         57-1135061              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hov IP, III, Inc.                   California         59-3762319              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hov IP, Inc.                        California         95-4892009              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hov IP, IV, Inc.                    California         59-3762302              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Acquisitions, Inc.        NJ                 22-3406671              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Ashburn Village, Inc.  VA                 22-3178078              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Ballantrae             FL                 22-3409425              10 Highway 35
Estates, Inc.                                                                     P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Barrington, Inc.       VA                 22-3583846              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Belmont, Inc.          VA                 22-3253529              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Bernards IV, Inc.      NJ                 22-3292171              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Branchburg III, Inc.   NJ                 22-2961099              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Bridgeport, Inc.       CA                 22-3547807              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Bridgewater VI, Inc.   NJ                 22-3243298              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Bull Run, Inc.         VA                 22-3192910              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Burlington III, Inc.   NJ                 22-3412130              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Burlington, Inc.       NJ                 22-2949611              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Calabria, Inc.         CA                 22-3324654              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Cameron Chase, Inc.    VA                 22-3459993              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Carmel Del Mar, Inc.   CA                 22-3320550              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Castile, Inc.          CA                 22-3356308              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Cedar Grove I, Inc.    NJ                 22-2892342              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Cedar Grove II, Inc.   NJ                 22-2892341              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Chaparral, Inc.        CA                 22-3565730              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Clarkstown, Inc.       NY                 22-2618176              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Crestline, Inc.        CA                 22-3493450              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Dominguez, Inc.        CA                 22-3602177              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Dominion Ridge, Inc.   VA                 22-3433318              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at East Brunswick         NJ                 22-2892496              10 Highway 35
VI, Inc.                                                                          P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at East Whiteland         PA                 22-3483220              10 Highway 35
I, Inc.                                                                           P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Exeter Hills, Inc.     VA                 22-3331043              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Fair Lakes Glen, Inc.  VA                 22-3261224              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Fair Lakes, Inc.       VA                 22-3249049              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Freehold               NJ                 22-2459186              10 Highway 35
Township I, Inc.                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Hackettstown, Inc.     NJ                 22-2765936              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Hampton Oaks, Inc.     VA                 22-3583845              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Hershey's Mill, Inc.   PA                 22-3445102              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Highland               CA                 22-3309241              10 Highway 35
Vineyards, Inc.                                                                   P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Holly Crest, Inc.      VA                 22-3214275              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Hopewell IV, Inc.      NJ                 22-3345622              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Hopewell VI, Inc.      NJ                 22-3465709              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Howell Township, Inc.  NJ                 22-2859308              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Hunter Estates, Inc.   VA                 22-3321100              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Kings Grant I, Inc.    NJ                 22-2601064              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Klockner Farms, Inc.   NJ                 22-2572443              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at La Terraza, Inc.       CA                 22-3303807              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at La Trovata, Inc.       CA                 22-3369099              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lakewood, Inc.         NJ                 22-2618178              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Saucon II, Inc.  PA                 22-3602924              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Saucon, Inc.     PA                 22-2961090              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah II, Inc.        NJ                 22-2859315              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah IV, Inc.        NJ                 22-3015286              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah V, Inc.         NJ                 22-2868663              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah VI, Inc.        NJ                 22-3188612              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah VII, Inc.       NJ                 22-2592139              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mahwah VIII, Inc.      NJ                 22-2246316              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Manalapan, Inc.        NJ                 22-2442998              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro II, Inc.      NJ                 22-2748659              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro Township      NJ                 22-3467252              10 Highway 35
IV, Inc.                                                                          P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro Township,     NJ                 22-2847845              10 Highway 35
III                                                                               P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian of Metro DC South, Inc.   VA                 22-3583847              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Montclair NJ, Inc.     NJ                 22-2759221              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Montclair, Inc.        VA                 22-3188614              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Montgomery I, Inc.     PA                 22-3165601              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Northern               NY                 22-2814372              10 Highway 35
Westchester, Inc.                                                                 P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Northlake, Inc.        CA                 22-3336696              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Ocean Walk, Inc.       CA                 22-3565732              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at P.C. Properties, Inc.  VA                 22-3583840              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Park Ridge, Inc.       VA                 22-3253530              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Peekskill, Inc.        NY                 22-2718071              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Perkiomen I, Inc.      PA                 22-3094743              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Perkiomen II, Inc.     PA                 22-3301197              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Plainsboro III, Inc.   NJ                 22-3027955              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Port Imperial          NJ                 22-3450185              10 Highway 35
North, Inc.                                                                       P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Princeton, Inc.        NJ                 22-3322125              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Rancho                 CA                 22-3369102              10 Highway 35
Cristianitos, Inc.                                                                P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Reservoir Ridge, Inc.  NJ                 22-2510587              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at River Oaks, Inc.       VA                 22-3199603              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at San Sevaine, Inc.      CA                 22-3493454              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Saratoga, Inc.         CA                 22-3547806              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Scotch Plains          NJ                 22-3464496              10 Highway 35
II, Inc.                                                                          P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Scotch Plains, Inc.    NJ                 22-2380821              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Smithville, Inc.       New Jersey         22-1732674              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at South Brunswick        NJ                 22-2458485              10 Highway 35
II, Inc.                                                                          P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at South Brunswick        NJ                 22-2652530              10 Highway 35
III, Inc.                                                                         P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at South Brunswick        NJ                 22-2859309              10 Highway 35
IV, Inc.                                                                          P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at South Brunswick        NJ                 22-2937570              10 Highway 35
V, Inc.                                                                           P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Stone Canyon, Inc.     CA                 22-3512641              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Stonegate, Inc.        VA                 22-3481223              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Stony Point, Inc.      NJ                 22-2758195              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Stuart Road, Inc.      VA                 22-3312918              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Sully Station, Inc.    VA                 22-3188746              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Summerwood, Inc.       VA                 22-3583842              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Sycamore, Inc.         CA                 22-3493456              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Tannery Hill, Inc.     NJ                 22-3396608              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at The Bluff, Inc.        NJ                 22-1841019              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at The Cedars, Inc.       NJ                 22-3406664              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at The Glen, Inc.         VA                 22-3618411              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at the Reserve at         NJ                 22-2934223              10 Highway 35
Medford, Inc.                                                                     P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Thornbury, Inc.        PA                 22-3462983              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Tierrasanta, Inc.      CA                 22-3351875              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Tuxedo, Inc.           NY                 22-3516266              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Union Township I,      NJ                 22-3027952              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Upper Makefield I,     PA                 22-3302321              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Upper Merion, Inc.     PA                 22-3188608              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Vail Ranch, Inc.       CA                 22-3320537              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Wall Township VI,      NJ                 22-2859303              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Wall Township VIII,    NJ                 22-3434643              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Washingtonville, Inc.  NY                 22-2717887              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Wayne III, Inc.        NJ                 22-2607669              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Wayne V, Inc.          NJ                 22-2790299              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Wildrose, Inc.         CA                 22-3312525              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Woodmont, Inc.         VA                 52-1785667              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Companies Northeast,      NJ                 22-2445216              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of California,  CA                 22-3301757              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of Maryland,    MD                 22-3331050              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of Metro        VA                 22-3169584              10 Highway 35
Washington, Inc.                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of New York,    NY                 22-2618171              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of North        NC                 22-2765939              10 Highway 35
Carolina, Inc.                                                                    P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of              PA                 22-2390174              10 Highway 35
Pennsylvania, Inc.                                                                P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of Southern     CA                 22-3493449              10 Highway 35
California, Inc.                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Construction Management,  NJ                 22-3406668              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of           CA                 22-3303806              10 Highway 35
California, Inc.                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of           MD                 22-3331045              10 Highway 35
Maryland, Inc.                                                                    P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of Metro     VA                 22-3188615              10 Highway 35
Washington, Inc.                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of New       California         59-3762294              10 Highway 35
Jersey II, Inc.                                                                   P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of New       NJ                 22-2664563              10 Highway 35
Jersey, Inc.                                                                      P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of New       NY                 22-2626492              10 Highway 35
York, Inc.                                                                        P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of Ohio,     Ohio               32-0069376              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of           Pennsylvania       22-1097670              10 Highway 35
Pennsylvania, Inc.                                                                P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of South     SC                 58-2659968              10 Highway 35
Carolina, Inc.                                                                    P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Developments of Texas,    TX                 22-3685786              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.         California         22-2423583              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Equities, Inc.            NJ                 21-0735206              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Forecast Homes, Inc.      CA                 95-4892007              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Investment Properties of  NJ                 22-2541361              10 Highway 35
New Jersey, Inc.                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Marine, Inc.              NJ                 22-3196910              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian PA Real Estate, Inc.      Pennsylvania       22-3188608              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Port Imperial Urban       NJ                 22-3027956              10 Highway 35
Renewal, Inc.                                                                     P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of NB          NJ                 22-3406661              10 Highway 35
Theatre, Inc.                                                                     P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of Newark      NJ                 22-3017267              10 Highway 35
Urban Renewal Corporation, Inc.                                                   P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of North       NJ                 22-2057907              10 Highway 35
Brunswick V, Inc.                                                                 P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of             NJ                 22-2859305              10 Highway 35
Piscataway, Inc.                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of Red Bank,   NJ                 22-3092532              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Properties of Wall, Inc.  NJ                 22-3244134              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Real Estate Investment,   NJ                 22-1945444              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
KHC Acquisition, Inc.                  CA                 22-3303802              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
KHIP III, Inc.                         New Jersey         22-3887473              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Landarama, Inc.                        NJ                 22-1978612              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Matzel & Mumford of Delaware, Inc.     DE                 22-3386728              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
MCNJ, Inc.                             New Jersey         22-2722906              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
MMIP III, Inc.                         New Jersey         22-3887475              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Parthenon Group, Inc.                  NJ                 22-2748658              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Pine Brook Company, Inc.               New Jersey         22-1762833              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Que Corporation                        MD                 52-1723878              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Reflections of You Interiors, Inc.     TX                 75-1967894              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Seabrook Accumulation Corporation      California         33-0989615              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
Stonebrook Homes, Inc.                 CA                 33-0553884              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
The Matzel & Mumford Organization,     NJ                 22-3670677              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
The New Fortis Corporation             NC                 56-1458833              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
The Southampton Corporation            MD                 52-0881406              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Washington Homes of West Virginia,     WV                 54-1860514              10 Highway 35
Inc.                                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Washington Homes, Inc.                 DE                 22-3774737              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Washington Homes, Inc. of Virginia     VA                 52-0898765              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Westminster Homes (Charlotte), Inc.    NC                 52-1970973              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Westminster Homes of Tennessee, Inc.   TN                 52-1973363              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Westminster Homes, Inc.                NC                 52-1874680              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
WH Land I, Inc.                        MD                 52-2073468              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
WH Land II, Inc.                       MD                 52-1887626              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
WH Properties, Inc.                    MD                 52-1955560              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at 4S Ranch, L.L.C.       California         73-1638455              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Ashburn Village,       MD                 22-3681031              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Barnegat I, L.L.C.     NJ                 22-3804316              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Berkeley, L.L.C.       NJ                 22-3644632              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Bernards V, L.L.C.     NJ                 22-3618587              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Blooms Crossing,       MD                 22-3688865              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Blue Heron Pines,      NJ                 22-3630449              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Brenbrooke, L.L.C.     VA                 22-3683842              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Camden I, L.L.C.       NJ                 22-3845575              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Carmel Village,        CA                 52-2147831              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Cedar Grove III,       NJ                 22-3818491              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Chester I, L.L.C.      NJ                 22-3618347              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Clifton, L.L.C.        NJ                 22-3655976              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Clifton II, L.L.C.     New Jersey         22-3862906              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Cranbury, L.L.C.       NJ                 22-3814347              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Curries Woods, L.L.C.  NJ                 22-3776466              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Denville, L.L.C.       NJ                 03-0436512              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Encinitas Ranch,       CA                 33-0890770              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Forest Meadows,        New Jersey         16-1639755              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Freehold Township,     New Jersey         22-2500651              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Great Notch, L.L.C.    New Jersey         22-3330582              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Guttenberg, L.L.C.     NJ                 22-3653007              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Hamburg, L.L.C.        NJ                 22-3795544              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Hamburg Contractors,   NJ                 22-3814175              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Jackson I, L.L.C.      New Jersey         56-2290802              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Jackson, L.L.C.        NJ                 22-3630450              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Jersey City IV,        NJ                 22-3655974              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Kent Island, L.L.C.    MD                 22-3668315              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Kincaid, L.L.C.        MD                 22-3664456              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at King Farm, L.L.C.      MD                 22-3647924              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at LaFayette Estates,     NJ                 22-3658926              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lake Ridge Crossing,   VA                 22-3778537              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lake Terrapin, L.L.C.  VA                 22-3647920              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lawrence V, L.L.C.     NJ                 22-3638073              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Linwood, L.L.C.        NJ                 22-3663731              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Little Egg Harbor,     NJ                 22-3795535              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Little Egg Harbor      NJ                 22-3832077              10 Highway 35
Contractors, L.L.C.                                                               P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Long Branch I, L.L.C.  New Jersey         56-2308030              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Macungie         Pennsylvania       51-0427582              10 Highway 35
Township I, L.L.C.                                                                P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Macungie         Pennsylvania       65-1161803              10 Highway 35
Township II, L.L.C.                                                               P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Makefield        Pennsylvania       22-3887471              10 Highway 35
Township I, L.L.C.                                                                P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Moreland I,      PA                 22-3785544              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Lower Moreland II,     PA                 22-3785539              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Manalapan II, L.L.C.   NJ                 04-3649782              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Manalapan III, L.L.C.  New Jersey         22-3337896              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mansfield I, LLC       NJ                 22-3556345              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mansfield II, LLC      NJ                 22-3556346              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mansfield III, L.L.C.  NJ                 22-3683839              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro Township V,   New Jersey         22-2741139              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro Township      NJ                 22-3802594              10 Highway 35
VIII, L.L.C.                                                                      P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro VI, L.L.C.    NJ                 22-3791976              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Marlboro VII, L.L.C.   NJ                 22-3791977              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Menifee, L.L.C.        CA                 52-2147832              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Middle Township,       New Jersey         03-0473330              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Middletown II, L.L.C.  New Jersey         04-3695371              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Middletown, L.L.C.     NJ                 22-3630452              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Monroe, L.L.C.         New Jersey         65-1161805              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mosaic, L.L.C.         California         55-0820915              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Mt. Olive Township,    NJ                 22-3813043              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at North Bergen, L.L.C.   New Jersey         22-2935352              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at North Brunswick VI,    NJ                 22-3627814              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at North Haledon, L.L.C.  NJ                 22-3770598              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at North Wildwood,        New Jersey         5-3769684               10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Northfield, L.L.C.     NJ                 22-3665826              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Old Bridge, L.L.C.     NJ                 55-0787042              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Olde Orchard, L.L.C.   California         51-0453906              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Pacific Bluffs,        TX                 33-0890774              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Paramus, L.L.C.        NJ                 22-3687884              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Park Lane, L.L.C.      CA                 33-0896285              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Rancho Santa           CA                 33-0890773              10 Highway 35
Margarita, L.L.C.                                                                 P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Randolph I, L.L.C.     New Jersey         01-0712196              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Readington II, L.L.C.  New Jersey         22-3085521              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Riverbend II, L.L.C.   California         65-1161801              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Riverbend, L.L.C.      CA                 33-0890777              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Roderuck, L.L.C.       MD                 22-3756336              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Rowland Heights,       CA                 22-2147833              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Sayreville, L.L.C.     NJ                 22-3663105              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Smithville III,        New Jersey         22-2776387              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Somers Point, L.L.C.   New Jersey         16-1639761              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at South Amboy, L.L.C.    NJ                 22-3655682              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at South Bank, L.L.C.     MD                 22-3688868              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at South Brunswick,       NJ                 01-0618098              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Spring Hill Road,      MD                 22-3688864              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at St. Margarets, L.L.C.  MD                 33-0890768              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Sunsets, L.L.C.        CA                 33-0890769              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at the Gables, L.L.C.     NC                 22-3655975              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Trail Ridge, L.L.C.    California         33-0990615              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Upper Freehold         NJ                 22-3655975              10 Highway 35
Township II, L.L.C.                                                               P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Upper Freehold         NJ                 22-3666680              10 Highway 35
Township III, L.L.C.                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Upper Uwchlan, L.L.C.  Pennsylvania       59-3763798              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Wanaque, L.L.C.        NJ                 22-3743403              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Washington, L.L.C.     NJ                 22-3618348              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Wayne VIII, L.L.C.     NJ                 22-3618242              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Wayne IX, L.L.C.       NJ                 22-3828775              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at West Milford, L.L.C.   NJ                 22-3709105              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at West Windsor, L.L.C.   NJ                 52-2147836              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Willow Brook, L.L.C.   MD                 22-3556343              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Winchester, L.L.C.     CA                 52-2147836              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Woodhill Estates,      NJ                 01-0550781              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian at Woolwich, L.L.C.       NJ                 22-3828777              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Central Acquisitions,     DE                 22-3556343              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Companies of Metro D.C.   MD                 22-3683159              10 Highway 35
North, L.L.C                                                                      P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Companies, L.L.C.         California         59-3762298              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Eastern Pennsylvania,     PA                 04-3630089              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Four Seasons at Historic  VA                 22-3647925              10 Highway 35
Virginia, L.L.C.                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Holdings NJ, L.L.C.       New Jersey         02-0651173              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian North Central             DE                 22-3554986              10 Highway 35
Acquisitions, L.L.C.                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian North Jersey              DE                 22-3556344              10 Highway 35
Acquisitions, L.L.C.                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Northeast Services,       New Jersey         16-1639452              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Ohio Realty, L.L.C.       Ohio               32-0069376              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Pennsylvania              Pennsylvania       54-2064618              10 Highway 35
Acquisitions, L.L.C.                                                              P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Shore Acquisitions,       DE                 22-3556342              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian South Jersey              DE                 22-3556341              10 Highway 35
Acquisition, L.L.C.                                                               P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Southern New Jersey,      NJ                 01-0648280              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Summit Holdings, L.L.C.   Virginia           31-1818027              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian Summit Homes, L.L.C.      Ohio               32-0069379              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian's Four Seasons at Hemet,  California         47-0884181              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
K. Hovnanian's Four Seasons at Palm    California         57-1145579              10 Highway 35
Springs, L.L.C.                                                                   P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian's Four Seasons, L.L.C.    CA                 52-2147837              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian's Private Home            NJ                 22-3766856              10 Highway 35
Portfolio, L.L.C.                                                                 P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
KHIP, LLC                              New Jersey         01-0752776              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Kings Court at Montgomery, L.L.C.      NJ                 22-3825046              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at Apple Ridge, L.L.C.             NJ                 22-3824654              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at Brookhill, L.L.C.               NJ                 22-3824652              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at Chesterfield, L.L.C.            New Jersey         56-2290506              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at East Mill, L.L.C.               New Jersey         80-0036068              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at Heritage Woods, L.L.C.          NJ                 22-3824650              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
M&M at Morristown, L.L.C.              NJ                 22-3834775              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at Sheridan, L.L.C.                NJ                 22-3825357              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at Sparta, L.L.C.                  NJ                 22-3825057              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at Spinnaker Pointe, L.L.C.        NJ                 22-3825041              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at Spruce Hollow, L.L.C.           NJ                 22-3825064              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at Spruce Meadows, L.L.C.          NJ                 22-3825036              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at Spruce Run, L.L.C.              NJ                 22-3825037              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at The Highlands, L.L.C.           New Jersey         22-3824649              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M at West Orange, L.L.C.             New Jersey         55-08/20919             10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Matzel & Mumford at Cranbury Knoll,    NJ                 22-3569945              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
Matzel & Mumford at Freehold, L.L.C.   NJ                 22-3468991              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Matzel & Mumford at Heritage Landing,  NJ                 22-3575932              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Matzel & Mumford at Montgomery,        NJ                 22-3500542              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Matzel & Mumford at Phillipsburg,      NJ                 22-3619267              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Matzel & Mumford at South Brunswick,   NJ                 22-345834               10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Matzel & Mumford at Woodland Crest,    NJ                 22-3575934              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
MMIP, L.L.C.                           New Jersey         02-0651174              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
The Landings at Spinnaker Pointe,      NJ                 22-3825041              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Washington Homes of Maryland I,        Maryland           01-0737098              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Westminster Homes of Alabama, L.L.C.   MD                 63-1222540              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                   ADDRESS INCLUDING ZIP
                                                                                           CODE,
                                        STATE OR OTHER                              AND TELEPHONE NUMBER
                                       JURISDICTION OF        IRS EMPLOYER          INCLUDING AREA CODE,
      EXACT NAME OF REGISTRANT         INCORPORATION OR      IDENTIFICATION      OF REGISTRANT'S PRINCIPAL
     AS SPECIFIED IN ITS CHARTER         ORGANIZATION            NUMBER              EXECUTIVE OFFICES
-----------------------------------------------------------------------------------------------------------
Westminster Homes of Mississippi,      MD                 64-0907820              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Westminster Homes of South Carolina,   SC                 58-2690293              10 Highway 35
L.L.C.                                                                            P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Woodland Lakes Condos at Bowie         North Carolina     06-1643401              10 Highway 35
Newtown                                                                           P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Goodman Family of Builders, L.P.       TX                 75-2653675              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian of Houston II, L.P.       Texas              01-0750780              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
K. Hovnanian of Houston, L.P.          Texas              01-0750780              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
M&M Investments, L.P.                  New Jersey         22-3685183              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------
Washabama, L.P.                        AL                 63-1231207              10 Highway 35
                                                                                  P.O. Box 500
                                                                                  Red Bank, New Jersey
                                                                                  07701
                                                                                  732-747-7800
-----------------------------------------------------------------------------------------------------------

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

-------------------------------------------------------------------------------

                  Subject to Completion, dated July 2, 2003

                                  PROSPECTUS

                                    [LOGO]

                                 $377,000,000

                          Hovnanian Enterprises, Inc.

                                Preferred Stock
                             Class A Common Stock
                     Warrants to Purchase Preferred Stock
                   Warrants to Purchase Class A Common Stock
                                Debt Securities
                     Warrants to Purchase Debt Securities
                           Stock Purchase Contracts
                             Stock Purchase Units

                        K. Hovnanian Enterprises, Inc.

                          Guaranteed Debt Securities
                Guaranteed Warrants to Purchase Debt Securities

                               7,643,312 Shares

                          Hovnanian Enterprises, Inc.

                             Class A Common Stock
                             --------------------

We, Hovnanian Enterprises, Inc., may offer and sell from time to time, in one or more series:

     o    our Preferred Stock

     o    our Class A Common Stock

     o our unsecured debt securities consisting of notes, debentures or other evidences of indebtedness which may be our senior debt securities, senior subordinated debt securities or subordinated debt securities,

     o warrants to purchase our Preferred Stock, our Class A Common Stock or our debt securities,

     o    our Stock Purchase Contracts; and

     o    our Stock Purchase Units,

or any combination of the these securities.

     Our wholly-owned subsidiary, K. Hovnanian Enterprises, Inc., may offer and sell from time to time, in one or more series:

     o its unsecured senior debt securities, senior subordinated debt securities or subordinated debt securities, which in each case will be fully and unconditionally guaranteed by us, and

     o warrants to purchase K. Hovnanian debt securities, which will be fully and unconditionally guaranteed by us,

or any combination of these securities.

          Our debt securities or warrants or the debt securities or warrants issued by K. Hovnanian Enterprises may be guaranteed by substantially all of our wholly-owned subsidiaries.

          We or certain of our shareholders may offer and sell from time to time an aggregate of 7,643,312 shares of Class A Common Stock.

          The Preferred Stock, Class A Common Stock, other than any sold by any selling shareholders, and debt securities and warrants of Hovnanian or K. Hovnanian may be offered at an aggregate initial offering price not to exceed [$376,000,000] at prices and on terms to be determined at or prior to the time of sale.

          We will provide more specific information about the terms of an offering of any of these securities in supplements to this prospectus. The securities may be sold directly by us, K. Hovnanian or selling shareholders to investors, through agents designated from time to time or to or through underwriters or dealers. If any agents of Hovnanian, K. Hovnanian or selling shareholders or any underwriters are involved in the sale of any securities, the names of such agents or underwriters and any applicable commissions or discounts will be described in a supplement to this prospectus.

This investment involves risk. See "Risk Factors" beginning on page 5.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor have those organizations determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                --------------

                    The date of this Prospectus is   , 2003

                               TABLE OF CONTENTS

FORWARD-LOOKING STATEMENTS....................................................3

AVAILABLE INFORMATION.........................................................3

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................4

THE COMPANY...................................................................5

RISK FACTORS..................................................................5

RATIOS OF EARNINGS TO FIXED CHARGES AND EARNINGS TO COMBINED FIXED
        CHARGES AND PREFERRED STOCK DIVIDENDS.................................8

USE OF PROCEEDS...............................................................9

SELLING SHAREHOLDERS..........................................................9

DESCRIPTION OF DEBT SECURITIES...............................................11

DESCRIPTION OF CAPITAL STOCK.................................................23

DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS.............25

DESCRIPTION OF WARRANTS......................................................26

PLAN OF DISTRIBUTION.........................................................27

LEGAL MATTERS................................................................27

EXPERTS......................................................................27

     In this document, "we", "us" or "our" refers to both Hovnanian and K. Hovnanian.

                          FORWARD-LOOKING STATEMENTS

             This prospectus includes "forward-looking statements" including, in particular, the statements about our plans, strategies and prospects under the heading "Prospectus Summary". Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Although we believe that our plans, intentions and expectations reflected in, or suggested by such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic and business conditions,
(2) weather conditions, (3) changes in market conditions, (4) changes in home prices and sales activities in the California, New Jersey, Texas, North Carolina, Virginia, Maryland, Ohio, South Carolina and West Virginia markets,
(5) government regulation, including regulations concerning development of land, the homebuilding process and the environment, (6) fluctuations in interest rates and the availability of mortgage financing, (7) increases in raw materials and labor costs, (8) the availability and cost of suitable land and improved lots, (9) levels of competition, (10) availability of financing to the Company, (11) terrorist acts and other acts of war and (12) other factors described in detail in Hovnanian's Form 10-K for the year ended
October 31, 2002. All forward-looking statements attributable to the Company or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements and risk factors contained throughout this prospectus.

                             AVAILABLE INFORMATION

         We have filed with the Securities and Exchange Commission, the "Commission", a registration statement on Form S-3. This prospectus, which forms part of the registration statement, does not have all the information contained in the registration statement. Statements in this prospectus as to the contents of any contract or other document are not necessarily complete, and, where a contract or other document is an exhibit to the registration statement, or was previously filed with the Commission and is now incorporated by reference, each statement is qualified in all respects by the provision in the exhibit to which reference is hereby made. A copy of the registration statement may be inspected by anyone without charge at the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part of the registration statement may be obtained from the Commission upon payment of certain fees prescribed by the Commission.

         We are subject to the informational requirements of the Securities Exchange Act of 1934, and file reports, proxy statements and other information with the Commission. You may read and copy any reports, proxy statements and other information at the Commission's public reference room at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its regional office located at 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material also can be obtained by mail from the Public Reference Section of the Commission, at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at the prescribed rates. The Commission also maintains a website that contains reports, proxy and information statements and other information. The website address is: http://www.sec.gov. Hovnanian's Class A common stock is listed on the New York Stock Exchange, and reports, proxy statements and other information also can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    This prospectus is part of a registration statement filed with the SEC. The Securities and Exchange Commission allows us to "incorporate by reference" selected documents we file with it, which means that we can disclose important information to you by referring you to those documents. The information in the documents incorporated by reference is considered to be part of this prospectus, and information in documents that we file later with the Securities and Exchange Commission will automatically update and supersede this information. We incorporate by reference the documents listed below filed under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

    Hovnanian has filed the following documents with the Securities and Exchange Commission and these documents are incorporated herein by reference:

    - Annual Report on Form 10-K for the fiscal year ended October 31, 2002, Registration File No. 001-08551; and

    - Quarterly Reports on Form 10-Q for the quarters ended January 31, 2003 and April 30, 2003, Registration File Nos. 001-08551.

    All documents filed by Hovnanian pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this prospectus and prior to the termination of the offerings made by this prospectus are to be incorporated herein by reference. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

    Hovnanian will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the information incorporated by reference in this prospectus, other than exhibits to such information (unless such exhibits are specifically incorporated by reference into the information that this prospectus incorporates). Requests for such copies should be directed to Paul W. Buchanan, Senior Vice President--Corporate Controller, Hovnanian Enterprises, Inc., 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701 (telephone: (732) 747-7800).

                                  THE COMPANY

    We design, construct and market high quality single-family detached homes and attached condominium apartments and townhouses in planned residential developments in the Northeast (New Jersey, southern New York state, and eastern Pennsylvania), North Carolina, South Carolina, Metro D.C. (northern Maryland and Virginia), California, Texas, Ohio and West Virginia. We also sell homes for construction on lots owned by the purchasers in Ohio and western Pennsylvania. During the year ended October 31, 2002, we liquidated substantially all of our operations in the Mid-South. We market our homes to first-time buyers, first-time and second-time move-up buyers, luxury buyers, active adult buyers and empty nesters. We offer a variety of homestyles in the United States at base prices ranging from $42,000 to $933,000 with an average sales price in fiscal 2002 of $279,000. As of April 30, 2003, we are offering homes for sale in 244 communities. Since the incorporation of our predecessor company in 1959, we have delivered in excess of 134,000 homes, including 9,514 homes in fiscal 2002. In addition, we provide financial services (mortgage loans and title insurance) to our homebuilding customers.

    Over the past few years, our strategies have included several initiatives to fundamentally transform our traditional practices used to design, build and sell homes and focus on "building better." We believe that the adoption and implementation of processes and systems successfully used in other manufacturing industries, such as rapid cycle times, vendor consolidation, vendor partnering and just-in-time material procurement, will dramatically improve our business and give us a clear advantage over our competitors. Our concentration in selected markets is a key factor that enables us to achieve powers and economies of scale and differentiate ourselves from most of our competitors. These performance enhancing strategies are designed to achieve operational excellence through the implementation of standardized and streamlined "best practice processes."

    Hovnanian was originally incorporated in New Jersey in 1967 as successor to a business founded in 1959 by Kevork S. Hovnanian and became a Delaware corporation in August, 1983. K. Hovnanian was incorporated under the laws of the State of New Jersey on November 1, 1982, as an indirect wholly-owned consolidated subsidiary of Hovnanian and reincorporated in California in October, 2002. K. Hovnanian functions as a financing company for the operating subsidiaries of Hovnanian and borrows funds which it lends to such subsidiaries.
K. Hovnanian has essentially no independent operations and generates no operating revenues. Both Hovnanian's executive offices and K. Hovnanian's principal executive offices are located at 10 Highway 35, P.O. Box 500, Red Bank, New Jersey 07701, and their telephone number is (732) 747-7800.

                                 RISK FACTORS

    In addition to the other matters described in this prospectus, you should carefully consider the following risk factors.

LEVERAGE PLACES BURDENS ON OUR ABILITY TO COMPLY WITH THE TERMS OF OUR INDEBTEDNESS, MAY RESTRICT OUR ABILITY TO OPERATE AND MAY PREVENT US FROM FULFILLING OUR OBLIGATIONS.

    We have a significant amount of debt. As of June 19, 2003, the debt of the issuer and the guarantors was $832.7 million. In addition, we have $460.2 million of borrowings available under our $590 million revolving credit facility (net of $129.8 million letters of credit outstanding under the facility), subject to borrowing conditions. In addition, subject to our debt covenants, we may incur additional debt. The amount of our debt could have important consequences to you. For example, it could:

    - limit our ability to obtain future financing for working capital, capital expenditures, acquisitions, debt service requirements or other requirements;

    - require us to dedicate a substantial portion of our cash flow from operations to the payment on our debt and reduce our ability to use our cash flow for other purposes;

    - limit our flexibility in planning for, or reacting to, changes in our business;

    - place us at a competitive disadvantage because we have more debt than some of our competitors; and

    - make us more vulnerable in the event of a downturn in our business or in general economic conditions.

    Our ability to meet our debt service and other obligations will depend upon our future performance. We are engaged in businesses that are substantially affected by changes in economic cycles. Our revenues and earnings vary with the level of general economic activity in the markets we serve. Our businesses are also affected by financial, political, business and other factors, many of which are beyond our control. The factors that affect our ability to generate cash can also affect our ability to raise additional funds for these purposes through the sale of equity securities, the refinancing of debt, or the sale of assets. Changes in prevailing interest rates may affect our ability to meet our debt service obligations, because borrowings under our revolving credit facilities bear interest at floating rates. A higher interest rate on our debt service obligations could result in lower earnings.

    Our business may not generate sufficient cash flow from operations and borrowings may not be available to us under our revolving credit facilities in an amount sufficient to enable us to pay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our debt on or before maturity, which we may not be able to do on favorable terms or at all.

    The indentures governing the debt securities offered hereby and our other outstanding debt, our Term Loan and our revolving credit facilities impose restrictions on our operations and activities. The most significant restrictions relate to debt incurrence, sales of assets and cash distributions by us and require us to comply with certain financial covenants listed in those debt, Term Loan and revolving credit facilities. If we fail to comply with any of these restrictions or covenants, the trustees or the banks, as appropriate, could cause our debt to become due and payable prior to maturity.

THE HOMEBUILDING INDUSTRY IS SIGNIFICANTLY AFFECTED BY CHANGES IN GENERAL AND LOCAL ECONOMIC CONDITIONS, REAL ESTATE MARKETS AND WEATHER CONDITIONS, WHICH COULD AFFECT OUR ABILITY TO BUILD HOMES AT PRICES OUR CUSTOMERS ARE WILLING OR ABLE TO PAY, COULD REDUCE PROFITS THAT MAY NOT BE RECAPTURED AND COULD RESULT IN CANCELLATION OF SALES CONTRACTS.

    The homebuilding industry is cyclical, has from time to time experienced significant difficulties and is significantly affected by changes in general and local economic conditions, such as:

    - employment levels and job growth;

    - availability of financing for home buyers;

    - interest rates;

    - consumer confidence; and

    - housing demand.

    An oversupply of alternatives to new homes, such as rental properties and used homes, could depress prices and reduce margins for the sale of new homes.

    Weather conditions and natural disasters such as hurricanes, tornadoes, earthquakes, floods and fires, can harm the local homebuilding business.

    The difficulties described above could cause us to take longer and incur more costs to build our homes. We may not be able to recapture increased costs by raising prices in many cases because we fix our prices up to twelve months in advance of delivery by signing home sales contracts. In addition, some home buyers may cancel or not honor their home sales contracts altogether.

OUR SUCCESS DEPENDS ON THE AVAILABILITY OF SUITABLE UNDEVELOPED LAND AND IMPROVED LOTS AT ACCEPTABLE PRICES.

    Our success in developing land and in building and selling homes depends in part upon the continued availability of suitable undeveloped land and improved lots at acceptable prices. The availability of undeveloped land and improved lots for purchase at favorable prices depends on a number of factors outside of our control, including the risk of competitive over-bidding on land on lots and restrictive governmental regulation. Should suitable land opportunities become less available, the number of homes we may be able to build and sell would be reduced, which would reduce revenue and profits.

CHANGES IN ECONOMIC AND MARKET CONDITIONS COULD RESULT IN THE SALE OF HOMES AT A LOSS OR HOLDING LAND IN INVENTORY LONGER THAN PLANNED, THE COST OF WHICH CAN BE SIGNIFICANT.

    Land inventory risk can be substantial for homebuilders. We must continuously seek and make acquisitions of land for expansion into new markets and for replacement and expansion of land inventory within our current markets. The market value of undeveloped land, buildable lots and housing inventories can fluctuate significantly as a result of changing economic and market conditions. In the event of significant changes in economic or market conditions, we may have to sell homes at a loss or hold land in inventory longer than planned. Inventory carrying costs can be significant and can result in losses in a poorly performing project or market.

HOME PRICES AND SALES ACTIVITIES IN THE CALIFORNIA, NEW JERSEY, TEXAS, NORTH CAROLINA, VIRGINIA AND MARYLAND MARKETS HAVE A LARGE IMPACT ON OUR PROFITABILITY BECAUSE WE CONDUCT A SIGNIFICANT PORTION OF OUR BUSINESS IN THESE MARKETS.

    We presently conduct a significant portion of our business in the California, New Jersey, Texas, North Carolina, Virginia and Maryland markets. Home prices and sales activities in these markets, including in some of the markets in which we operate, have declined from time to time, particularly as a result of slow economic growth. If home prices and sales activity decline in one or more of the markets in which we operate, our costs may not decline at all or at the same rate and profits may be reduced.

BECAUSE ALMOST ALL OF OUR CUSTOMERS REQUIRE MORTGAGE FINANCING, INCREASES IN INTEREST RATES OR THE AVAILABILITY OF MORTGAGE FINANCING COULD IMPAIR THE AFFORDABILITY OF OUR HOMES, LOWER DEMAND FOR OUR PRODUCTS, LIMIT OUR MARKETING EFFECTIVENESS, AND LIMIT OUR ABILITY TO FULLY REALIZE OUR BACKLOG.

    Virtually all our customers finance their acquisitions through lenders providing mortgage financing. Increases in interest rates or decreases in availability of mortgage financing could lower demand for new homes because of the increased monthly mortgage costs to potential home buyers. Even if potential customers do not need financing, changes in interest rates and mortgage availability could make it harder for them to sell their existing homes to potential buyers who need financing. This could prevent or limit our ability to attract new customers as well as our ability to fully realize our backlog because our sales contracts generally include a financing contingency. Financing contingencies permit the customer to cancel his obligation in the event mortgage financing at prevailing interest rates, including financing arranged or provided by us, is unobtainable within the period specified in the contract. This contingency period is typically four to eight weeks following the date of execution.

    In addition, we believe that the availability of FNMA, FHLMC, FHA and VA mortgage financing is an important factor in marketing many of our homes. Any limitations or restrictions on the availability of those types of financing could reduce our sales.

HOMEBUILDERS ARE SUBJECT TO A NUMBER OF FEDERAL, LOCAL, STATE AND FOREIGN LAWS AND REGULATIONS CONCERNING THE DEVELOPMENT OF LAND, THE HOMEBUILDING PROCESS AND PROTECTION OF THE ENVIRONMENT, WHICH CAN CAUSE US TO INCUR DELAYS, COSTS ASSOCIATED WITH COMPLIANCE AND PROHIBIT OR RESTRICT ACTIVITY IN SOME REGIONS OR AREAS.

    We are subject to extensive and complex regulations that affect the development and homebuilding process, including zoning, density and building standards. These regulations often provide broad discretion to the administering governmental authorities. This can delay or increase the cost of development or homebuilding.

    We also are subject to a variety of local, state, federal and foreign laws and regulations concerning protection of health and the environment. The particular environmental laws which apply to any given community vary greatly according to the community site, the site's environmental conditions and the present and former uses of the site. These environmental laws may result in delays, may cause us to incur substantial compliance, remediation, and/or other costs, and can prohibit or severely restrict development and homebuilding activity in certain environmentally sensitive regions or areas.

    It can be anticipated that increasingly stringent requirements will be imposed on developers and homebuilders in the future. Although we cannot predict the effect of these requirements, they could result in time-consuming and expensive compliance programs and in substantial expenditures, which could cause delays and increase our cost of operations. In addition, the continued effectiveness of permits already granted or approvals already obtained is dependent upon many factors, some of which are beyond our control, such as changes in policies, rules and regulations and their interpretation and application.

WE COMPETE ON SEVERAL LEVELS WITH HOMEBUILDERS THAT MAY HAVE GREATER SALES AND FINANCIAL RESOURCES, WHICH COULD HURT FUTURE EARNINGS.

    We compete not only for home buyers, but also for desirable properties, financing, raw materials and skilled labor often within larger subdivisions designed, planned and developed by other homebuilders. Our competitors include other local regional and national homebuilders, some of which have greater sales and financial resources.

    The competitive conditions in the homebuilding industry could result in:

    - difficulty in acquiring suitable land at acceptable prices;

    - increased selling incentives;

    - lower sales; or

    - delays in construction.

    Any of these problems could increase costs and/or lower profit margins.

WE MAY HAVE DIFFICULTY IN OBTAINING THE ADDITIONAL FINANCING REQUIRED TO OPERATE AND DEVELOP OUR BUSINESS.

    Our operations require significant amounts of cash, and we will be required to seek additional capital, whether from sales of equity or borrowing more money, for the future growth and development of our business. The terms or availability of additional capital is uncertain. Moreover, the indentures for our outstanding debt contain provisions that may restrict the debt we may incur in the future. If we are not successful in obtaining sufficient capital, it could reduce our sales and may hinder our future growth and results of operations.

OUR FUTURE GROWTH MAY INCLUDE ADDITIONAL ACQUISITIONS THAT MAY NOT BE SUCCESSFULLY INTEGRATED AND MAY NOT ACHIEVE EXPECTED BENEFITS.

    Acquisitions have contributed to our growth. We have recently announced several acquisitions or mergers, including the Parkside Homes and Brighton Homes acquisitions in Houston, Texas which closed in late 2002 and the Summit Homes acquisition in Ohio which closed in April, 2003. In the future, we may acquire other businesses. As a result of these acquisitions, we may need to integrate product lines, dispersed operations and distinct corporate cultures. These integration efforts may not succeed or may distract our management from operating our existing business. Additionally, we may not be able to enhance our earnings as a result of acquisitions. Our failure to successfully manage future acquisitions could harm our operating results.

AN ACTIVE TRADING MARKET MAY NOT DEVELOP FOR THE SECURITIES OFFERED HEREBY.

    The securities offered hereby, other than the Class A Common Stock, will be a new issue of securities and when offered, there may not be an active public trading market for them. We do not intend to apply for listing of the securities offered hereby on a security exchange, however, the Class A Common Stock is already traded on the New York Stock Exchange. The liquidity of the trading market in the securities offered hereby, and the market prices quoted for these securities, may be adversely affected by changes in the overall market for these types of securities and by changes in our financial performance or prospects or in the prospects for companies in our industry generally. As a consequence, when issued, an active trading market may not develop for the securities offered hereby, other than the Class A Common Stock, you might not be able to sell your securities, other than the Class A Common Stock, or, even if you can sell your securities, you might not be able to sell them at an acceptable price.

FEDERAL AND STATE LAWS ALLOW COURTS, UNDER SPECIFIC CIRCUMSTANCES, TO VOID GUARANTEES AND TO REQUIRE YOU TO RETURN PAYMENTS RECEIVED FROM GUARANTORS.

    The debt securities of Hovnainan offered hereby may be guaranteed by, and the debt securities of K. Hovnanian offered hereby may be further guaranteed by, the subsidiaries of Hovnanian. Although you may be direct creditors of any guarantors by virtue of any guarantee, existing or future creditors of any guarantor could avoid or subordinate that guarantor's guarantee under the fraudulent conveyance laws if they were successful in establishing that:

 o  the guarantee was incurred with fraudulent intent; or

 o the guarantor did not receive fair consideration or reasonably equivalent value for issuing its guarantee and

    o  was insolvent at the time of the guarantee;

    o  was rendered insolvent by reason of the guarantee;

    o was engaged in a business or transaction for which its assets constituted unreasonably small capital to carry on its business; or

    o intended to incur, or believed that it would incur, debt beyond its ability to pay such debt as it matured.

    The measurers of insolvency for purposes of determining whether a fraudulent conveyance occurred vary depending upon the laws of the relevant jurisdiction and upon the valuation assumptions and methodology applied by the court. Generally, however, a company would be considered insolvent for purposes of the above if:

    o the sum of the company's debts, including contingent, unliquidated and unmatured liabilities, is greater than all of that company's property at a fair valuation, or

    o if the present fair saleable value of the company's asssets is less than the amount that will be required to pay the probablye liability on its existing debts as they become absolute and matured.

                    RATIOS OF EARNINGS TO FIXED CHARGES AND
       EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS

    For purposes of computing the ratio of earnings to fixed charges and the ratio of earnings to combined fixed charges and preferred stock dividends, earnings consist of earnings from continuing operations before income taxes, minority interest, extraordinary items and cumulative effect of accounting changes, plus fixed charges less interest capitalized. Fixed charges consist of all interest incurred plus the amortization of debt issuance costs and bond discount. Combined fixed charges and preferred stock dividends consist of fixed charges and preferred stock dividends.

    The following table sets forth the ratio of earnings to fixed charges and the ratio of earnings to combined fixed charges and preferred dividends for Hovnanian for each of the periods indicated.


                                                            Year Ended October 31,
                                            -------------------------------------------------------
                                Six Months
                              Ended April 30,
                                   2003        2002        2001      2000        1999        1998
                                ----------  ----------  ---------  ---------  ----------  ---------

Ratio of earnings to fixed
  charges....................       5.7         4.7        3.1        2.1         3.0        2.5
Ratio of earnings to
  combined fixed charges and
  preferred stock dividends..       5.7         4.7        3.1        2.1         3.0        2.5


                                USE OF PROCEEDS


         Unless otherwise provided in the applicable prospectus supplement, the net proceeds from the sale of the securities offered by this prospectus and each prospectus supplement, the "offered securities", will be used for general corporate purposes, which may include working capital needs, the refinancing of existing indebtedness, expansion of the business and acquisitions. Hovnanian will not receive any net proceeds from the sale of any shares of Class A Common Stock offered by the Selling Shareholders.

                             SELLING SHAREHOLDERS

         Some or all of the shares of Class A Common Stock of Hovnanian being offered pursuant to this prospectus may be offered by selling shareholders. Identification of any selling shareholders will be made in the applicable prospectus supplement. The potential selling shareholders include Kevork S. Hovnanian, Chairman of the Board and Director of Hovnanian and, until July 1997, Chief Executive Officer of Hovnanian, Ara K. Hovnanian, President and Director of Hovnanian and, since July 1997, Chief Executive Officer of Hovnanian, Geaton A. DeCesaris, Jr., until January 2001, Chairman of the Board of Directors, President and Chief Executive Officer of Washington Homes, Inc., a corporation that merged with and into a wholly owned subsidiary of Hovnanian in January 2001, and, since January 2001, Director of Hovnanian and Chief Operating Officer and President of Homebuilding Operations of K. Hovnanian, Geaton A. DeCesaris, Sr., until January 2001, Director and Chairman Emeritus of the Board of Directors of Washington Homes, and Anthony Hugo DeCesaris, until January 2001, Vice President and Maryland Division President for Washington Homes and, since January 2001, Vice President and Maryland Division President of Hovnanian.

         The following table sets forth as of June 24, 2003, the Class A Common Stock and Class B Common Stock of the Hovnanian beneficially owned by each potential selling shareholder. The amount, if any, of Class A Common Stock to be offered by the selling shareholders and the amount and percentage of Class A Common Stock to be owned by the selling shareholders following such offering will be disclosed in the applicable prospectus supplement.


                                                            Class A Common Stock               Class B Common Stock
                                                           ----------------------             ----------------------
                                                         Amount and                       Amount and
                                                         Nature of                         Nature of
                                                        Beneficial        Percent of      Beneficial         Percent of
                                                      Ownership(1)(2)      Class(3)     Ownership(1)(2)       Class(3)

Kevork S. Hovnanian(4)(6)..........................       5,016,325           22.3%         5,843,837             78.6%
Ara K. Hovnanian(5)................................       1,502,530            6.7%         1,121,596             15.0%
Geaton A. DeCesaris, Jr.(7)(8)(9) .................         861,756            3.8%       -----------       -----------
Geaton A. DeCesaris, Sr. (10) .....................         300,000            1.3%       -----------       -----------
A. Hugo DeCesaris(7) ..............................          84,867            0.4%       -----------       -----------
  Total............................................       7,765,528           34.5%         6,965,433             93.7%

---------
(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally attributes ownership to persons who have voting or investment power with respect to the relevant securities. Shares of Common Stock subject to options either currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by these footnotes, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all Class A Common Stock shown as beneficially owned by them.
(2) The figures in the table in respect of Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons, which shares of Class B Common Stock are convertible at any time on a share for a share basis to Class A Common Stock. The figures in the table represent beneficial ownership (including ownership of options, currently exercisable or exercisable within 60 days) and sole voting power and sole investment power except as noted in notes (4) through (10) below.
(3) Based upon the number of shares outstanding plus options for such shareholder.
(4) Includes 167,812 shares of Class A Common Stock and 320,012 shares of Class B Common Stock as to which Kevork S. Hovnanian has shared voting power and shared investment power.
(5) Includes 35,217 shares of Class A Common Stock and 89,667 shares of Class B Common Stock as to which Ara K. Hovnanian has shared voting power and shared investment power.
(6) Includes 2,829,413 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the "Limited Partnership"), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian's wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust, is the Managing General Partner of the Limited Partnership and as such has the sole power to vote and dispose of the Shares of Class B Common Stock held by the Limited Partnership. Also includes 129,562 shares of Class A Common Stock and 264,562 shares of Class B Common Stock held in trust for Mr. Hovnanian's daughter over which Sirwart Hovnanian, as trustee, shares with her daughter the power to dispose of and vote. In addition, includes 18,250 shares of Class A Common Stock and 55,450 shares of Class B Common Stock held in trust for Mr. Hovnanian's grandchildren, over which Sirwart Hovnanian, as trustee, has sole power to dispose of and vote and includes 20,000 shares of Class A Common Stock held in the name of Sirwart Hovnanian over which she has sole power to dispose of and vote. Mr. Hovnanian disclaims beneficial ownership of the shares described in the preceding three sentences.
(7) Includes shares held jointly with their respective spouses, in part as follows: Geaton A. DeCesaris, Jr. and Josephine A. DeCesaris 719,641;
      A. Hugo DeCesaris and Julie P. DeCesaris 84,867.
(8) Includes 51,435 shares of Class A Common Stock held by The DeCesaris Foundation Inc. (the "Foundation"), beneficial ownership of which is disclaimed by Geaton A. DeCesaris, Jr. Geaton A. DeCesaris, Jr.'s wife, Josephine A. DeCesaris, is President of the Foundation and his children make up the board of directors.
(9)   Includes 12,870 shares held by The Geaton and Josephine DeCesaris
      Family Trust, 10,729 shares held by Five Queens, Inc., a subchapter S corporation owned by Geaton A. DeCesaris, Jr.'s children and of which he is the President and 7,081 shares held as custodian for Geaton A. DeCesaris, Jr.'s minor children.
(10)  Includes 300,000 shares held by The DeCesaris Family GRAT trust.

                        DESCRIPTION OF DEBT SECURITIES

          The K. Hovnanian debt securities will be unsecured senior, senior subordinated or subordinated debt of K. Hovnanian, will be guaranteed by Hovnanian, may be guaranteed by other subsidiaries of Hovnanian and will be issued:

     o in the case of K. Hovnanian Senior Debt Securities, under a Senior Indenture, the "K. Hovnanian Senior Debt Indenture", among K. Hovnanian, Hovnanian, as guarantor, and the trustee specified in the applicable prospectus supplement;

     o in the case of K. Hovnanian Senior Subordinated Debt Securities, under a Senior Subordinated Indenture, the "K. Hovnanian Senior Subordinated Debt Indenture", among K. Hovnanian, Hovnanian, as guarantor, and the trustee specified in the applicable prospectus supplement; and

     o in the case of K. Hovnanian Subordinated Debt Securities, under a Subordinated Indenture, the "K. Hovnanian Subordinated Debt Indenture", among K. Hovnanian, Hovnanian, as guarantor, and the trustee specified in the applicable prospectus supplement.

The K. Hovnanian Senior Debt Indenture, the K. Hovnanian Senior Subordinated Debt Indenture and the K. Hovnanian Subordinated Debt Indenture are sometimes referred to in this description individually as a "K. Hovnanian Indenture" and collectively as the "K. Hovnanian Indentures".

     The Hovnanian debt securities may be issued either separately, or together with, upon conversion of or in exchange for other securities. The Hovnanian debt securities will be unsecured senior, senior subordinated or subordinated debt of Hovnanian, may be guaranteed by subsidiaries of Hovnanian and will be issued:

     o in the case of Hovnanian Senior Debt Securities, under a Senior Indenture, the "Hovnanian Senior Debt Indenture", between Hovnanian and the trustee specified in the applicable prospectus supplement;

     o in the case of Hovnanian Senior Subordinated Debt Securities, under a Senior Subordinated Indenture, the "Hovnanian Senior Subordinated Debt Indenture", between Hovnanian and the trustee specified in the applicable prospectus supplement; and

     o in the case of Hovnanian Subordinated Debt Securities, under a Subordinated Indenture, the "Hovnanian Subordinated Debt Indenture", between Hovnanian and the trustee specified in the applicable prospectus supplement.

The Hovnanian Senior Debt Indenture, The Hovnanian Senior Subordinated Debt Indenture and the Hovnanian Subordinated Debt Indenture are sometimes referred to in this document individually as a "Hovnanian Indenture" and collectively as the "Hovnanian Indentures". The K. Hovnanian Senior Indenture and the Hovnanian Senior Indenture are sometimes collectively referred to individually as a "Senior Debt Indenture" and collectively as the "Senior Debt Indentures". The K. Hovnanian Senior Subordinated Debt Indenture and the Hovnanian Senior Subordinated Debt Indenture are sometimes referred to individually as a "Senior Subordinated Debt Indenture" and collectively as the "Senior Subordinated Debt Indentures". The K. Hovnanian Subordinated Debt Indenture and the Hovnanian Subordinated Debt Indenture are sometimes referred to individually as a "Subordinated Debt Indenture" and collectively as the "Subordinated Debt Indentures". The K. Hovnanian Indentures and the Hovnanian Indentures are sometimes referred to individually as an "Indenture" and collectively as the "Indentures".

          None of the Indentures limits the amount of debt securities that may be issued thereunder, and the Indentures provide that the debt securities may be issued from time to time in one or more series. The Indentures permit the appointment of a different trustee for each series of debt securities. The Indentures are filed as exhibits to the registration statement, of which this prospectus is a part. The following summaries of selected provisions of the Indentures and the debt securities do not purport to be complete, and, while Hovnanian and K. Hovnanian believe the descriptions of the material provisions of the Indentures and debt securities contained in this prospectus are accurate summaries of those material provisions, these summaries are subject to the detailed provisions of the applicable Indenture to which we refer for a full description of those provisions, including the definition of some terms. Section references in parentheses below are to sections in each Indenture unless otherwise indicated. Wherever particular sections or defined terms of the applicable Indenture are referred to, those sections or defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by the reference. The Indentures are substantially identical, except for provisions relating to Hovnanian's guarantee and to subordination. For purposes of the summaries set forth below, "issuer" shall refer to K. Hovnanian in the case of the K. Hovnanian Debt Securities and the K. Hovnanian Indentures and to Hovnanian in the case of the Hovnanian Debt Securities and the Hovnanian Indentures. Obligors refers to Hovnanian in the case of the Hovnanian Debt Securities and the Hovnanian Indentures, and K. Hovnanian and Hovnanian, as guarantor, the "guarantor", in the case of the K. Hovnanian Debt Securities and the K. Hovnanian Indentures.

Provisions Applicable to Senior, Senior Subordinated and Subordinated Debt Securities

          General. Hovnanian debt securities will be unsecured senior, senior subordinated or subordinated obligations of Hovnanian and K. Hovnanian debt securities will be unsecured senior, senior subordinated or subordinated obligations of K. Hovnanian, except that, under specified circumstances, K. Hovnanian may be released from these obligations. See "Condition for Release of K. Hovnanian." Except as described in the applicable prospectus supplement, none of the Indentures limits the payment of dividends by or the acquisition of stock of Hovnanian or K. Hovnanian. Except to the extent described in any prospectus supplement, the Indentures do not, and the debt securities will not, contain any covenants or other provisions that are intended to afford holders of the debt securities special protection in the event of either a change of control of Hovnanian or a highly leveraged transaction by Hovnanian.

          We refer to the prospectus supplement for the following terms of and information relating to the debt securities being offered, the "Offered Debt Securities", to the extent these terms are applicable to Offered Debt
Securities:

     o    the title of the Offered Debt Securities;

     o classification as K. Hovnanian Senior Debt Securities, K. Hovnanian Senior Subordinated Debt Securities, K. Hovnanian Subordinated Debt Securities, Hovnanian Senior Debt Securities, Hovnanian Senior Subordinated Debt Securities or Hovnanian Subordinated Debt Securities, aggregate principal amount, purchase price and denomination, and whether the Offered Debt Securities will be guaranteed by the Subsidiary Guarantors of Hovnanian as described under "Description of Guarantees" below;

     o    the date or dates on which the Offered Debt Securities will mature;

     o the method by which amounts payable in respect of principal, premium, if any, or interest, if any, on or upon the redemption of the Offered Debt Securities may be calculated;

     o the interest rate or rates, or the method by which it will be determined, and the date or dates from which the interest, if any, will accrue;

     o    the date or dates on which the interest, if any, will be payable;

     o the place or places where and the manner in which the principal of, premium, if any, and interest, if any, on the Offered Debt Securities will be payable and the place or places where the Offered Debt Securities may be presented for transfer;

     o the right, if any, or obligation, if any, of Hovnanian or K. Hovnanian to redeem, repay or purchase the Offered Debt Securities pursuant to any sinking fund or analogous provisions or at the option of a holder thereof, and the period or periods within which, the price or prices or the method by which such price or prices will be determined, or both at which, the form or method of payment therefor if other than in cash and the terms and conditions upon which the Offered Debt Securities will be redeemed, repaid or purchased pursuant to the obligation;

     o the terms for conversion or exchange, if any, of the Offered Debt Securities;

     o any provision relating to the issuance of the Offered Debt Securities at an original issue discount;

     o if the amounts of payments of principal of, premium, if any, and interest, if any, on the Offered Debt Securities are to be determined with reference to an index, the manner in which those amounts will be determined;

     o    any applicable United States federal income tax consequences;

     o the currency or currencies for which the Offered Debt Securities may be purchased and the currency or currencies in which principal, premium, if any, and interest, if any, may be payable;

     o    the trustee with respect to the series of Offered Debt Securities;
          and

     o any other specific terms of the Offered Debt Securities, including any deleted, modified or additional Events of Default or remedies or additional covenants provided with respect to the Offered Debt Securities, and any terms that may be required by or advisable under applicable laws or regulations.

          Unless otherwise specified in any prospectus supplement, the debt securities will be issuable in registered form and in denominations of $1,000 and any integral multiple thereof, see Section 2.7. No service charge will be made for any transfer or exchange of any debt securities but the issuer may require payment of a sum sufficient to cover any tax or other governmental charge, payable in connection therewith, see Section 2.8.

          Debt securities may bear interest at a fixed rate or a floating rate. Debt securities bearing no interest or interest at a rate that at the time of issuance is below the prevailing market rate may be sold at a discount below their stated principal amount. Special United States federal income tax considerations applicable to discounted debt securities or to some debt securities issued at par that are treated as having been issued at a discount for United States federal income tax purposes will be described in the applicable prospectus supplement.

          In determining whether the holders of the requisite aggregate principal amount of outstanding debt securities of any series have given any request, demand, authorization, direction, notice, consent or waiver under the Indentures, the principal amount of any series of debt securities originally issued at a discount from their stated principal amount that will be deemed to be outstanding for such purposes will be the amount of the principal thereof that would be due and payable as of the date of the determination upon a declaration of acceleration of the maturity thereof.

          Description of Guarantees. Hovnanian will fully and unconditionally guarantee, pursuant to the K. Hovnanian Indentures, the due and prompt payment of the principal of and premium, if any, and interest on the K. Hovnanian Debt Securities when and as the same shall become due and payable, whether at the stated maturity, by declaration of acceleration, call for redemption or otherwise. Debt securities of Hovnanian may be guaranteed by, and debt securities of K. Hovnanian may be further guaranteed by, the subsidiaries of Hovnanian, the "subsidiary guarantees", that also guaranty Hovnanian's revolving credit agreement at the time of issuance of the debt securities, the "subsidiary guarantors". Under the terms of Hovnanian's revised revolving credit agreement, dated June 19, 2003, the subsidiary guarantors consist of all of Hovnanian's subsidiaries other than certain subsidiaries formerly engaged in the issuance of collateralized mortgage obligations, Hovnanian's mortgage lending and title subsidiaries and certain joint ventures with third-party partners in which Hovnanian's aggregate consolidated investment as of April 30, 2003 was less than $15,000,000. If debt securities are guaranteed by subsidiary guarantors, that guarantee will be set forth in a supplemental indenture.

          Payments with respect to the guarantee of the K. Hovnanian Senior Subordinated Debt Securities and K. Hovnanian Subordinated Debt Securities will be subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the guarantor to the same extent and manner that payments with respect to the K. Hovnanian Senior Subordinated Debt Securities and K. Hovnanian Subordinated Debt Securities are subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the issuer as described under "Provisions Applicable Solely to Senior Subordinated Debt Securities and Subordinated Debt Securities" below. Likewise, payments with respect to subsidiary guarantees of Senior Subordinated Debt Securities and Subordinated Debt Securities will be subordinated in right of payment to the prior payment in full of all Senior Indebtedness of each such subsidiary guarantor to the same extent and manner that payments with respect to the Senior Subordinated Debt Securities and Subordinated Debt Securities are subordinated in right of payment to the prior payment in full of all Senior Indebtedness of the issuer of such debt securities.

          Global Securities. The debt securities of a series may be issued in whole or in part in the form of one or more global securities, the "global securities", that will be deposited with or on behalf of a depositary, "the depositary", identified in the prospectus supplement relating to such series. Global securities may be issued only in fully registered form and in either temporary or permanent form. Unless and until it is exchanged in whole or in part for the individual debt securities represented thereby, a global security:

     o    may not be transferred except as a whole; and

     o    may only be transferred

          o    by the depositary for the global security to its nominee,

          o by a nominee of the depositary to the depositary or another nominee of the depositary; or

          o by the depositary or any nominee to a successor depositary or nominee of the successor depositary, see Section 2.8.

          The specific terms of the depositary arrangement with respect to a series of debt securities will be described in the prospectus supplement relating to such series. Hovnanian and K. Hovnanian anticipate that the following provisions generally will apply to all depositary arrangements.

          Upon the issuance of a global security, the depositary for that global security or its nominee will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual debt securities represented by that global security to the accounts of persons that have accounts with such depositary. Those accounts will be designated by the dealers, underwriters or agents with respect to those debt securities or by the issuer if the debt securities are offered and sold directly by the issuer. Ownership of beneficial interests in a global security will be limited to persons that have accounts with the applicable depositary, participants, or persons that may hold interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the applicable depositary or its nominee, with respect to interests of participants, and the records of participants, with respect to interests of persons other than participants. The laws of some states require that certain purchasers of securities take physical delivery of these securities in definitive form. These limits and laws may impair the ability to transfer beneficial interests in a global security.

         As long as the depositary for a global security or its nominee is the registered owner of the global security, the depositary or its nominee, as the case may be, will be considered the sole owner or holder of the debt securities of the series represented by that global security for all purposes under the Indenture governing those debt securities. Except as provided below, owners of beneficial interests in a global security will not be entitled to have any of the individual debt securities of the series represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of any of those debt securities in definitive form and will not be considered the owners or holders thereof under the Indenture governing those debt securities.

         Payment of principal of, premium, if any, and interest, if any, on individual debt securities represented by a global security registered in the name of a depositary or its nominee will be made to the depositary or its nominee, as the case may be, as the registered owner of the global security representing the debt securities. Hovnanian and K. Hovnanian expect that the depositary for a series of debt securities or its nominee, upon receipt of any payment of principal, premium, if any, and interest, if any, in respect of a global security representing any of those debt securities, will immediately credit participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security for those securities as shown on the records of such depositary or its nominee. Hovnanian and K. Hovnanian also expect that payments by participants to owners of beneficial interests in the global security held through the participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name." These payments will be the responsibility of the participants. Neither Hovnanian, K. Hovnanian, the trustee for such debt securities, any paying agent nor the registrar for the debt securities will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the global security for the debt securities or for maintaining, supervising or reviewing any records relating to beneficial ownership interests.

         If the depositary for a series of debt securities is at any time unwilling, unable or ineligible to continue as depositary and a successor depositary is not appointed by the issuer within 90 days, the issuer will issue individual debt securities of the applicable series in exchange for the global security representing the applicable series of debt securities. In addition, an issuer may at any time and in its sole discretion, subject to any limitations described in the prospectus supplement relating to such debt securities, determine not to have any debt securities of a series represented by a global security and, in such event, will issue individual debt securities of the applicable series in exchange for the global security representing the applicable series of debt securities. Further, if an issuer so specifies with respect to the debt securities of a series, an owner of a beneficial interest in a global security representing debt securities of that series may, on terms acceptable to the issuer, the trustee and the depositary for the global security, receive individual debt securities of the applicable series in exchange for beneficial interests, subject to any limitations described in the prospectus supplement relating to the debt securities. In this instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual debt securities of the series represented by the applicable global security equal in principal amount to the beneficial interest and to have the debt securities registered in its name. Individual debt securities of the series so issued will be issued in registered form and in denominations, unless otherwise specified in the applicable prospectus supplement relating to that series of debt securities, of $1,000 and integral multiples thereof.

          Events of Default. Unless otherwise specified in the applicable prospectus supplement, an Event of Default is defined under each Indenture with respect to the debt securities of any series issued under the applicable Indenture as being:

     o default in the payment of principal of or premium, if any, with respect to debt securities of the applicable series when due;

     o default in the payment of any installment of interest on any of the debt securities of that series when due, continued for 30 days;

     o default in the payment or satisfaction of any sinking fund or other purchase obligation with respect to debt securities of that series when due;

     o default in the performance of any other covenant of any of the Obligors' applicable to debt securities of that series, continued for 90 days after written notice to the Obligors by the trustee or to the Obligors and the trustee, by the holders of at least 25% in aggregate principal amount of the debt securities of that series then outstanding requiring the same to be remedied; and

     o specified events of bankruptcy, insolvency or reorganization of the issuer, see Section 5.1.

          If any Event of Default shall occur and be continuing, the trustee or the holders of not less than 25% in aggregate principal amount of the debt securities of that series then outstanding, by notice in writing to the Obligors, and to the trustee, if given by the holders, may declare the principal, or, in the case of any series of debt securities originally issued at a discount from their stated principal amount, the portion of the principal amount as may be specified in the terms of that series, of all of the debt securities of that series and the interest, if any, accrued thereon to be due and payable immediately. The declaration described in the preceding sentence may be rescinded by notice in writing to the Obligors and the trustee by holders of a majority in aggregate principal amount of the debt securities of the series then outstanding. This rescission will rescind and annul any declaration made pursuant to the first sentence of this paragraph and its consequences if all defaults under such Indenture are cured or waived, see
Section 5.1.

          Each Indenture provides that no holder of any series of debt securities then outstanding may institute any suit, action or proceeding with respect to, or otherwise attempt to enforce, that Indenture, unless

     o the holder previously gave the trustee written notice of default and of the continuance thereof;

     o the holders of not less than 25% in aggregate principal amount of the applicable series of debt securities then outstanding made written request to the trustee to institute the suit, action or proceeding and offered to the trustee reasonable indemnity as it may require with respect thereto; and

     o the trustee, for 60 days after its receipt of the notice, request and offer of indemnity, neglected or refused to institute any action, suit or proceeding;

Subject to the subordination provisions applicable to the Senior Subordinated Debt Securities and the Subordinated Debt Securities, the right, described in the above bullet points, of any holder of any debt security to receive payment of the principal of, premium, if any, or interest, if any, on that debt security, on or after the respective due dates, or to institute suit for the enforcement of any payment shall not be impaired or affected without the consent of the holder, see Section 5.4.

The holders of a majority in aggregate principal amount of the debt securities of the series then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the debt securities of that series, provided that the trustee may decline to follow that direction if the trustee determines that the action or proceeding is unlawful or would involve the trustee in personal liability, see Section 5.7.

          The Obligors are required to furnish annually to the trustee a certificate as to compliance by the Obligors with all conditions and covenants under each Indenture, see Section 4.3.

          Discharge and Defeasance. Unless otherwise specified in the applicable prospectus supplement, the Obligors can discharge or defease their respective obligations with respect to any series of debt securities as described below, see Article Ten.

          The Obligors may discharge all of their obligations, except those described below, to holders of any series of debt securities issued under any Indenture that have not already been delivered to the trustee for cancellation and that have either become due and payable, or are by their terms due and payable within one year or scheduled for redemption within one year, by irrevocably depositing with the trustee cash or U.S. Government Obligations, as defined in the Indenture, or a combination thereof, as trust funds in an amount certified to be sufficient to pay when due the principal of, premium, if any, and interest, if any, on all outstanding debt securities of that series and to make any mandatory sinking fund payments, if any, thereon when due.

          Unless otherwise provided in the applicable prospectus supplement, the Obligors may also elect at any time to defease and be discharged from all of their obligations, except those described below, to holders of any series of debt securities issued under each Indenture, "defeasance", or be released from all of their obligations with respect to specified covenants applicable to any series of debt securities issued under each Indenture, "covenant defeasance", if, among other things:

     o the Obligors irrevocably deposit with the trustee cash or U.S. Government Obligations, or a combination thereof, as trust funds in an amount certified to be sufficient to pay when due the principal of, premium, if any, and interest, if any, on all outstanding debt securities of the applicable series and to make any mandatory sinking fund payments, if any, thereon when due and those funds have been so deposited for 91 days;

     o the deposit will not result in a breach or violation of, or cause a default under, any agreement or instrument to which any of the Obligors is a party or by which it is bound; and

     o the Obligors deliver to the trustee an opinion of counsel to the effect that the holders of the applicable series of debt securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the defeasance or covenant defeasance and that defeasance or covenant defeasance will not otherwise alter the United States federal income tax treatment of the holders' principal of and interest payments, if any, on that series of debt securities.

In the case of defeasance, the opinion must be based on a ruling of the Internal Revenue Service or a change in United States federal income tax law occurring after the date of the Indenture relating to the debt securities of such series, because this result would not occur under current tax law, see
Section 10.1.

          Notwithstanding the foregoing, no discharge, defeasance or covenant defeasance described above will affect the following obligations to, or rights of, the holders of any series of debt securities:

     o rights of registration of transfer and exchange of debt securities of the applicable series;

     o rights of substitution of mutilated, defaced, destroyed, lost or stolen debt securities of the applicable series;

     o rights of holders of debt securities of the applicable series to receive payments of principal thereof, premium, if any; and interest, if any, thereon, upon the original due dates therefore, but not upon acceleration, and to receive mandatory sinking fund payments thereon when due, if any;

     o    rights, obligations, duties and immunities of the trustee;

     o rights of holders of debt securities of a series as beneficiaries with respect to property so deposited with the trustee payable to all or any of them; and

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

     o obligations of the Obligors to maintain an office or agency in respect of debt securities of the series, see Section 10.1.

          The Obligors may exercise the defeasance option with respect to any series of debt securities notwithstanding the prior exercise of the covenant defeasance option with respect to any series of debt securities. If the Obligors exercise the defeasance option with respect to any series of debt securities, payment of that series of debt securities may not be accelerated because of an Event of Default with respect to that series of debt securities. If the Obligors exercise the covenant defeasance option with respect to any series of debt securities, payment of that series of debt securities may not be accelerated by reason of an Event of Default with respect to the covenants to which such covenant defeasance is applicable. However, if acceleration were to occur by reason of another Event of Default, the realizable value at the acceleration date of the cash and U.S. Government Obligations in the defeasance trust could be less than the principal of, premium, if any, and interest, if any, and any mandatory sinking fund payments, if any, then due on the series of debt securities, in that the required deposit in the defeasance trust is based upon scheduled cash flow rather than market value, which will vary depending upon interest rates and other factors.

          Modification of the Indenture. Each Indenture provides that the Obligors and the trustee may enter into supplemental indentures without the consent of the holders of the debt securities to:

     o evidence the assumption by a successor entity of the obligations of any of the Obligors under that Indenture,

     o add covenants or new events of default for the protection of the holders of the debt securities,

     o cure any ambiguity or defect or correct any inconsistency in the Indenture;

     o    establish the form and terms of debt securities of any series;

     o    evidence the acceptance of appointment by a successor trustee;

     o    in the case of Senior Debt Securities, secure those debt securities;

     o designate a bank or trust company other than the trustee specified in the applicable prospectus supplement to act as trustee for a series of debt securities;

     o modify the existing covenants and events of default solely in respect of, or add new covenants and events of default that apply solely to, debt securities not yet issued and outstanding on the date of the supplemental indenture;

     o provide for the issuance of debt securities of any series in coupon form and exchangeability of those debt securities for fully registered debt securities;

     o modify, eliminate or add to the provisions of the Indenture as necessary to effect the qualification of the Indenture under the Trust Indenture Act of 1939 and to add provisions expressly permitted by that Act; and

     o modify the provisions to provide for the denomination of debt securities in foreign currencies that will not adversely affect the interests of the holders of the debt securities in any material respect, see Section 8.1.

          Each Indenture also contains provisions permitting the Obligors and the trustee, with the consent of the holders of not less than a majority in aggregate principal amount of debt securities of each series then outstanding and affected, to add any provisions to, or change in any manner or eliminate any of the provisions of, the applicable Indenture or any supplemental indenture or modify in any manner the rights of the holders of the debt securities of that series; provided that the Obligors and the trustee may not, without the consent of the holder of each outstanding debt security affected thereby:

     o extend the stated final maturity of any debt security, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest, if any, thereon, reduce or alter the method of computation of any amount payable on redemption, repayment or purchase by the issuer, change the coin or currency in which principal, premium, if any, and interest, if any, are payable, reduce the amount of the principal of any original issue discount security payable upon acceleration or provable in bankruptcy, impair or affect the right to institute suit for the enforcement of any payment or repayment thereof or, if applicable, adversely affect any right of prepayment at the option of the holder or, in the case of
          K. Hovnanian Indentures, make any change adverse to the interests of the holders in the terms and conditions of the guarantee; or

     o reduce the stated percentage in aggregate principal amount of debt securities of any series issued under the Indenture, see Section 8.2.

          Consolidation, Merger, Sale or Conveyance. Except as otherwise provided in the applicable prospectus supplement, the K. Hovnanian Indentures provide that K. Hovnanian or the guarantor may, and the Hovnanian Indentures provide that Hovnanian may, without the consent of the holders of debt securities, consolidate with, merge into or transfer, exchange or dispose of all of its properties to, any other corporation or partnership organized under the laws of the United States, provided that:

     o the successor corporation assumes all obligations of K. Hovnanian or Hovnanian, as the case may be, by supplemental indenture satisfactory in form to the applicable trustee executed and delivered to that trustee, under the Indentures and the debt securities,

     o immediately after giving effect to the consolidation, merger, exchange or other disposition, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, will have occurred and be continuing; and

     o    certain other conditions are met, see Section 9.1.

          Condition for Release of K. Hovnanian. Except as otherwise provided in a prospectus supplement, each K. Hovnanian Indenture provides that K. Hovnanian may be released from its obligations under the K. Hovnanian Indenture and the K. Hovnanian debt securities, without the consent of the holders of the K. Hovnanian debt securities of any series, if Hovnanian or any successor to Hovnanian has assumed the obligations of K. Hovnanian under those
K. Hovnanian Debt Securities. In the event of the release, a taxable sale or exchange of a debt security for a new debt security will be deemed to occur. As a result, a holder of a debt security may recognize gain or loss on the sale or exchange and may be required to include in income different amounts during the remaining term of the debt security than would have been included absent the release.

          Certain Definitions. Except as otherwise provided in a prospectus supplement, the definitions listed below are applicable to the discussions of the Indentures, see Article One.

          "Consolidated Net Tangible Assets" means the aggregate amount of assets included on the most recent consolidated balance sheet of Hovnanian and its Restricted Subsidiaries, less applicable reserves and other properly deductible items and after deducting therefrom all current liabilities and all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all in accordance with generally accepted accounting principles consistently applied.

          "Indebtedness," with respect to any person, means, without duplication:

     o the principal of, premium, if any, and interest, if any, on indebtedness for money borrowed of that person, indebtedness of that person evidenced by bonds, notes, debentures or similar obligations, and any guaranty by that person of any indebtedness for money borrowed or indebtedness evidenced by bonds, notes, debentures or similar obligations of any other person, whether the indebtedness or guaranty is outstanding on the date of the Indenture or is thereafter created, assumed or incurred;

     o obligations of that person for the reimbursement of any Obligor on any letter of credit, banker's acceptance or similar credit transaction;

     o the principal of and premium, if any, and interest, if any, on indebtedness incurred, assumed or guaranteed by that person in connection with the acquisition by it or any of its subsidiaries of any other businesses, properties or other assets;

     o lease obligations of that person capitalized in accordance with Statement of Financial Accounting Standards No. 13 promulgated by the Financial Accounting Standards Board or other generally accepted accounting principles as may be from time to time in effect;

     o any indebtedness of that person representing the balance deferred and unpaid of the purchase price of any property or interest therein, except any balance that constitutes an accrued expense or trade payable and any guaranty, endorsement or other contingent obligation of that person in respect of any indebtedness of another that is outstanding on the date of the Indenture or is thereafter created, assumed or incurred by, that person;

     o obligations of that person under interest rate, commodity or currency swaps, caps, collars, options and similar arrangements; and

     o any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in the above bullet points.

          "Restricted Subsidiary" means any Subsidiary of Hovnanian other than an Unrestricted Subsidiary, and any Subsidiary of Hovnanian that was an Unrestricted Subsidiary but which, subsequent to the date of the Indentures, is designated by the board of directors of Hovnanian to be a Restricted Subsidiary; provided, however, that Hovnanian may not designate any Subsidiary to be a Restricted Subsidiary if Hovnanian would thereby breach any covenant or agreement contained in the Indentures, on the assumptions that any Outstanding Indebtedness of the Subsidiary was incurred at the time of the designation.

          "Subsidiary" of any specified Person means any corporation of which that Person, or that Person and one or more Subsidiaries of that Person, or any one or more Subsidiaries of that Person, directly or indirectly own voting securities entitling any one or more of that Person and its Subsidiaries to elect a majority of the directors, either at all times, or so long as there is no default or contingency which permits the holders of any other class or classes of securities to vote for the election of one or more directors.

          "Unrestricted Subsidiary" means:

     o any Subsidiary of Hovnanian acquired or organized after the date of the Indentures, provided, however, that this Subsidiary shall not be a successor, directly or indirectly, to any Restricted Subsidiary; and

     o any Subsidiary of Hovnanian substantially all the assets of which consist of stock or other securities of a Subsidiary or Subsidiaries of the character described in clause the above bullet point, unless and until that Subsidiary is designated to be a Restricted Subsidiary.

Provisions Applicable Solely to Senior Debt Securities

          General. Senior Debt Securities will be issued under a Senior Debt Indenture and will rank pari passu with all other unsecured and unsubordinated debt of the issuer of such Senior Debt Securities. At June 19, 2003, Hovnanian had an aggregate of $300,000,000 of Indebtedness outstanding, which would be subordinated to Senior Debt Securities.

          Limitations on Liens. The Senior Debt Indentures provide that, so long as any Senior Debt Securities are outstanding, Hovnanian will not, and will not permit any Restricted Subsidiary to, pledge, mortgage, hypothecate or grant a security interest in, or permit any mortgage, pledge, security interest or other lien upon, any property or assets owned by Hovnanian or any Restricted Subsidiary to secure any Indebtedness, without making effective provision whereby outstanding Senior Debt Securities will be equally and ratably secured.

          Under the terms of the Senior Debt Indentures, the limitation described above does not apply to:

     o any mortgage, pledge, security interest, lien or encumbrance upon any property or assets created at the time of the acquisition of such property or assets by Hovnanian or any Restricted Subsidiary or within one year after that time to secure all or a portion of the purchase price for the property or assets;

     o any mortgage, pledge, security interest, lien or encumbrance upon any property or assets existing thereon at the time of the acquisition thereof by Hovnanian or any Restricted Subsidiary, whether or not the obligations secured thereby are assumed by Hovnanian or any Restricted Subsidiary;

     o any mortgage, pledge, security interest, lien or encumbrance upon any property or assets, whenever acquired, of any corporation or other entity that becomes a Restricted Subsidiary after the date of the Senior Debt Indenture, provided that

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

          1) the instrument creating the mortgage, pledge, security interest, lien or encumbrance was in effect prior to the time the corporation or other entity becomes a Restricted Subsidiary, and

          2) the mortgage, pledge, security interest, lien or encumbrance will only apply to properties or assets owned by the corporation or other entity at the time it becomes a Restricted Subsidiary or thereafter acquired by it from sources other than Hovnanian or another Restricted Subsidiary;

     o any mortgage, pledge, security interest, lien or encumbrance in favor of Hovnanian or any wholly-owned Subsidiary of Hovnanian;

     o any mortgage, pledge, security interest, lien or encumbrance created or assumed by Hovnanian or a Restricted Subsidiary in connection with the issuance of debt securities the interest on which is excludable from gross income of the holder of the security pursuant to the Internal Revenue Code of 1986, as amended, for the purpose of financing, in whole or in part, the acquisition or construction of property or assets to be used by Hovnanian or a Subsidiary;

     o any extension, renewal or refunding of any mortgage, pledge, security interest, lien or encumbrance described in the bullet points above on substantially the same property or assets theretofore subject thereto;

     o any mortgage, pledge, security interest, lien or encumbrance securing any Indebtedness in an amount which, together with all other Indebtedness secured by a mortgage, pledge, security interest, lien or encumbrance that is not otherwise permitted by the foregoing provisions, does not at the time of the incurrence of the Indebtedness so secured exceed 20% of Consolidated Net Tangible Assets;

     o deposits or pledges to secure the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, or to secure the performance of trade contracts, leases, public or statutory obligations, surety or appeal bonds or other obligations of a like general nature incurred in the ordinary course of business;

     o mechanics', materialmen's, warehousemen's, carriers' or other like liens arising in the ordinary course of business securing obligations that are not overdue for a period longer than 30 days or that are being contested in good faith by appropriate proceedings;

     o liens for taxes, assessments or other governmental charges not yet payable or being contested in good faith and as to which adequate reserves will have been established in accordance with generally accepted accounting principles;

     o non-recourse mortgages on Income Producing Properties securing Indebtedness;

     o liens on assets of a Mortgage Subsidiary to secure only a Warehouse Line of Credit provided to that Subsidiary;

     o easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business; or

     o liens in connection with capital leases or sale leaseback transactions not securing any other indebtedness.

For the purpose of this "Limitation on Liens" provision, "security interest" will include the interest of the lessor under a lease with a term of three years or more that should be, in accordance with generally accepted accounting principles, recorded as a capital lease and any lease of property or assets not acquired from Hovnanian or any Restricted Subsidiary in contemplation of that lease will be treated as though the lessee had purchased the property or assets from the lessor, see Section 3.6 of the Senior Debt Indentures.

Provisions Applicable Solely to Senior Subordinated Debt Securities and Subordinated Debt Securities

         Subordination. The Subordinated Debt Securities will be subordinate and junior in right of payment, to the extent described in the Subordinated Debt Indentures, to all Senior Indebtedness. The Senior Subordinated Debt Securities will be subordinate and junior in right of payment, to the extent described in the Senior Subordinated Debt Indentures, to all Senior Indebtedness of the Obligor. The Senior Subordinated Debt Securities will rank senior to all existing and future Indebtedness of the Obligor that is neither Senior Indebtedness of the Obligor nor Senior Subordinated Indebtedness and only Indebtedness of the Obligor that is Senior Indebtedness of the Obligor will rank senior to the Senior Subordinated Debt Securities in accordance with the subordination provisions of the Senior Subordinated Debt Indentures.

          "Senior Indebtedness" of the Obligor is defined in the Subordinated Debt Indentures and the Senior Subordinated Debt Indentures as Indebtedness of the Obligor outstanding at any time, other than the Indebtedness evidenced by the debt securities of any series, except:

     o any Indebtedness as to which, by the terms of the instrument creating or evidencing the same, it is provided that the Indebtedness is not senior or prior in right of payment to the debt securities or is pari passu or subordinate by its terms in right of payment to the debt securities;

     o    renewals, extensions and modifications of any such Indebtedness;

     o any Indebtedness of the Obligor to a wholly-owned Subsidiary of the Obligor;

     o interest accruing after the filing of a petition initiating certain events of bankruptcy or insolvency unless that interest is an allowed claim enforceable against the Obligor in a proceeding under federal or state bankruptcy laws; and

     o    trade payables.

          "Senior Subordinated Indebtedness" is defined in the Hovnanian Senior Subordinated Debt Indenture as the Hovnanian Senior Subordinated Debt Securities and any other Indebtedness of Hovnanian that ranks pari passu with the Hovnanian Senior Subordinated Debt Securities. Any Indebtedness of Hovnanian that is subordinate or junior by its terms in right of payment to any other Indebtedness of Hovnanian will be subordinate to Senior Subordinated Indebtedness of Hovnanian unless the instrument creating or evidencing the same or pursuant to which the same is outstanding specifically provides that this Indebtedness is to rank pari passu with other Senior Subordinated Indebtedness of Hovnanian and is not subordinated by its terms to any Indebtedness of Hovnanian that is not Senior Indebtedness of Hovnanian.

          "Senior Subordinated Indebtedness" is defined in the K. Hovnanian Senior Subordinated Debt Indenture as the K. Hovnanian Senior Subordinated Debt Securities, the guarantee and any other Indebtedness of K. Hovnanian or the guarantor that ranks pari passu with the K. Hovnanian Senior Subordinated Debt Securities. Any Indebtedness of K. Hovnanian or the guarantor that is subordinate or junior by its terms in right of payment to any other Indebtedness of K. Hovnanian or the guarantor will be subordinate to Senior Subordinated Indebtedness unless the instrument creating or evidencing the same or pursuant to which the same is outstanding specifically provides that such Indebtedness will rank pari passu with other Senior Subordinated Indebtedness and is not subordinated by its terms to any Indebtedness of K. Hovnanian or the guarantor, which is not Senior Indebtedness of K. Hovnanian or Senior Indebtedness of the gurantor.

          "Subordinated Indebtedness" of the Obligors means the Senior Subordinated Debt Securities, the guarantees, any other Senior Subordinated Indebtedness of that Obligor and any other Indebtedness that is subordinate or junior in right of payment to Senior Indebtedness of that Obligor.

          If:

     o the Obligor should default in the payment of any principal of, premium, if any, or interest, if any, on any Senior Indebtedness of the Obligor when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise or

     o any other default with respect to Senior Indebtedness of the Obligor occurs and the maturity of the Senior Indebtedness has been accelerated in accordance with its terms, then, upon written notice of the default to the Obligor by the holders of the Senior Indebtedness or any trustee therefor, unless and until the default is cured or waived or has ceased to exist or the acceleration has been rescinded, no direct or indirect payment, in cash, property or securities, by set-off or otherwise, will be made or agreed to be made for principal of, premium, if any, or interest, if any, on any of the Senior Subordinated Debt Securities or the Subordinated Debt Securities, or in respect of any redemption, retirement, purchase or other acquisition of the Senior Subordinated Debt Securities or the Subordinated Debt

          Securities other than those made in capital stock of Hovnanian, or cash in lieu of fractional shares thereof, see Sections 13.1 and
          13.4 of the Senior Subordinated Debt Indentures and Sections 13.1 and 13.4 of the Subordinated Debt Indentures.

          If any default, other than a default described in the bullet points directly above, occurs under the Senior Indebtedness of the Obligor, pursuant to which the maturity thereof may be accelerated immediately or the expiration of any applicable grace periods occurs, a "Senior Nonmonetary Default", then, upon the receipt by the Obligor and the trustee of written notice thereof, a "payment notice", from or on behalf of holders of 25% or more of the aggregate principal amount of Senior Indebtedness specifying an election to prohibit the payment and other action by the Obligor in accordance with the following provisions of this paragraph, the Obligor may not make any payment or take any other action that would be prohibited by the bullet points directly above during the period, the "payment blockage period" commencing on the date of receipt of the payment notice and ending on the earlier of

     o the date, if any, on which the holders of such Senior Indebtedness or their representative notify the trustee that the Senior Nonmonetary Default is cured, waived or ceases to exist or the Senior Indebtedness to which the Senior Nonmonetary Default relates is discharged or

     o    the 179th day after the date of receipt of the payment notice.

Notwithstanding the provisions described in the immediately preceding bullet points, the Obligor may resume payments on the Senior Subordinated Debt Securities and the Subordinated Debt Securities after the payment blockage period.

          If

     o without the consent of the Obligor a receiver, conservator, liquidator or trustee of the Obligor or of any of its property is appointed by the order or decree of any court or agency or supervisory authority having jurisdiction, and the decree or order remains in effect for more than 60 days, the Obligor is adjudicated bankrupt or insolvent, any of its property is sequestered by court order and that order remains in effect for more than 60 days, or a petition is filed against the Obligor under any state or federal bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction whether now or hereafter in effect, and is not dismissed within 60 days after such filing;

     o    the Obligor:

          o commences a voluntary case or other proceeding seeking liquidation, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or other relief with respect to itself or its debt or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property;

          o consents to any such relief or to the appointment of or taking possession by any of the above officials in an involuntary case or other proceeding commenced against it;

          o fails generally to, or cannot, pay its debts generally as they become due;

          o takes any corporate action to authorize or effect any of the foregoing; or

     o any Subsidiary of the Obligor takes, suffers or permits to exist any of the events or conditions referred to in any of the above bullet points,

then all Senior Indebtedness of the Obligor, including any interest thereon accruing after the commencement of any proceedings, will first be paid in full before any payment or distribution, whether in cash, securities or other property, is made by the Obligor to any holder of Senior Subordinated Debt Securities or Subordinated Debt Securities on account of the principal of, premium, if any, or interest, if any, on the Senior Subordinated Debt Securities or Subordinated Debt Securities, as the case may be.

         Any payment or distribution, whether in cash, securities or other property, other than securities of the Obligor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in the subordination provisions with respect to the indebtedness evidenced by the Senior Subordinated Debt Securities or the Subordinated Debt Securities, to the payment of all Senior Indebtedness of the Obligor then outstanding and to any securities issued in respect thereof under a plan of reorganization or readjustment, that would otherwise, but for the subordination provisions, be payable or deliverable in respect of the Senior Subordinated Debt Securities or the Subordinated Debt Securities of any series will be paid or delivered directly to the holders of Senior Indebtedness of the Obligor in accordance with the priorities then existing among such holders until all Senior Indebtedness of the Obligor, including any interest thereon accruing after the commencement of proceedings, has been paid in full. In the event of any proceeding, after payment in full of all sums owing with respect to Senior Indebtedness of the Obligor, the holders of Senior Subordinated Debt Securities, together with the holders of any obligations of the Obligor ranking on a parity with the Senior Subordinated Debt Securities, will be entitled to be repaid from the remaining assets of the Obligor the amounts at that time due and owing on account of unpaid principal of, premium, if any, or interest, if any, on the Senior Subordinated Debt Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or obligations of the Obligor ranking junior to the Senior Subordinated Debt Securities, including the Subordinated Debt Securities, and such other obligations, see Section 13.1 of the Senior Subordinated Debt Indentures and
Section 13.1 of the Subordinated Debt Indentures.

         If any payment or distribution of any character, whether in cash, securities or other property, other than securities of the Obligor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in the subordination provisions with respect to the Senior Subordinated Debt Securities or the Subordinated Debt Securities, to the payment of all Senior Indebtedness of the Obligor then outstanding and to any securities issued in respect thereof under the plan of reorganization or readjustment, will be received by the trustee, or any holder of any Senior Subordinated Debt Securities or Subordinated Debt Securities in contravention of any of the terms of the Senior Subordinated Debt Indenture or the Subordinated Debt Indenture, as the case may be, such payment or distribution of securities will be received in trust for the benefit of, and will be paid over or delivered and transferred to, the holders of the Senior Indebtedness of the Obligor then outstanding in accordance with the priorities then existing among the holders for application to the payment of all Senior Indebtedness of the Obligor remaining unpaid to the extent necessary to pay all the Senior Indebtedness of the Obligor in full, see Section 13.1 of the Senior Subordinated Debt Indentures and Section 13.1 of the Subordinated Debt Indentures.

         By reason of the subordination, in the event of the insolvency of the Obligor, holders of Senior Indebtedness of the Obligor may receive more, ratably, than holders of the Senior Subordinated Debt Securities or Subordinated Debt Securities of the Obligor. Subordination will not prevent the occurrence of any Event of Default, as defined in the Indentures, or limit the right of acceleration in respect of the Senior Subordinated Debt Securities or Subordinated Debt Securities.

Concerning the Trustee

         Information concerning the trustee for a series of debt securities will be set forth in the prospectus supplement relating to that series of debt securities. Any of the trustees under the Indentures may make loans to Hovnanian or K. Hovnanian in the normal course of business.

               DESCRIPTION OF CAPITAL STOCK

         The authorized capital stock of Hovnanian is 100,100,000 shares consisting of 87,000,000 shares of Class A Common Stock, par value $.01 per share, 13,000,000 shares of Class B Common Stock, par value $.01 per share, the "Class B Common Stock", and 100,000 shares of Preferred Stock, par value $.01 per share, the "Preferred Stock", in the series and with the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be fixed from time to time by the board of directors for each series. The following summary description of certain provisions of Hovnanian's Restated Certificate of Incorporation, the "Certificate of Incorporation", and By-laws does not purport to be complete and is qualified in its entirety by reference to those provisions.

Common Stock

         As of June 24, 2003, 22,544,411 shares of Class A Common Stock and 7,433,032 shares of Class B Common Stock were issued and outstanding. The Class A Common Stock is traded on the New York Stock Exchange. There is no established public trading market for the Class B Common Stock. In order to trade Class B Common Stock, the shares must be converted into Class A Common Stock on a one-for-one basis. Any offering of common stock made hereby will consist only of Class A Common Stock. The outstanding Class A Common Stock is, and any Class A Common Stock offered pursuant to this prospectus and any prospectus supplement when issued and paid for will be, fully paid and non-assessable.

         Dividends. Dividends on the Class A Common Stock will be paid if, when and as determined by the board of directors of Hovnanian out of funds legally available for this purpose. Some debt instruments to which Hovnanian is a party contain restrictions on the payment of cash dividends. Under the terms of Hovnanian's revised credit facility, dated June 19, 2003, approximately $116,940,000 of retained earnings would have been free of restrictions on the payment of cash dividends at June 19, 2003. The amount of any regular cash dividend payable on a share of Class A Common Stock will be an amount equal to 110% of the corresponding regular cash dividend payable on a share of Class B Common Stock. Hovnanian has never paid dividends nor does it currently intend to pay dividends.

         Voting Rights. Holders of Class A Common Stock are entitled to one vote for each share held by them on all matters presented to shareholders. Holders of Class B Common Stock are entitled to ten votes per share.

         Liquidation Rights. After satisfaction of the preferential liquidation rights of any Preferred Stock, the holders of the Class A Common Stock and Class B Common Stock are entitled to share ratably as a single class in the distribution of all remaining net assets.

         Preemptive and Other Rights. The holders of Class A Common Stock do not have preemptive rights as to additional issues of common stock or conversion rights. The shares of Class A Common Stock are not subject to redemption or to any further calls or assessments and are not entitled to the benefit of any sinking fund provisions. The rights, preferences and privileges of holders of Class A Common Stock are subject to, and may be adversely affected by, the rights of the holder of shares of any series of Preferred Stock that Hovnanian may designate and issue in the future.

Preferred Stock

         The Certificate of Incorporation authorizes the Board of Directors to issue from time to time up to 100,000 shares of Preferred Stock, in one or more series, and with the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be fixed from time to time by the board of directors for each series. No shares of Preferred Stock have been issued and Hovnanian has no present plans to issue any shares of Preferred Stock. The Preferred Stock, however, could be used by Hovnanian's board of directors without further action by Hovnanian's stockholders as an anti-takeover device.

       DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS

          Hovnanian may issue Stock Purchase Contracts representing contracts obligating holders to purchase from Hovnanian and Hovnanian to sell to the holders a specified number of shares of Class A Common Stock or Preferred Stock at a future date or dates. The price per share of Class A Common Stock or Preferred Stock may be fixed at the time the Stock Purchase Contracts are issued or may be determined by reference to a specific formula set forth in the Stock Purchase Contracts.

          The Stock Purchase Contracts may be issued separately or as a part of units, often known as Stock Purchase Units, consisting of a Stock Purchase Contract and either

     o    debt securities, or

     o debt obligations of third parties, including U.S. Treasury securities,

securing the holder's obligations to purchase the Class A Common Stock or Preferred Stock under the Stock Purchase Contracts. The Stock Purchase Contracts may require us to make periodic payments to the holders of the Stock Purchase Units or vice versa, and such payments may be unsecured or prefunded on some basis. The Stock Purchase Contracts may require holders to secure their obligations in a specified manner and in certain circumstances we may deliver newly issued prepaid Stock Purchase Contracts, often known as prepaid securities, upon release to a holder of any collateral securing each holder's obligations under the original Stock Purchase Contract.

          The applicable prospectus supplement will describe the terms of any Stock Purchase Contracts or Stock Purchase Units and, if applicable, prepaid securities. The description in the prospectus supplement will not contain all of the information that you may find useful. For more information, you should review the Stock Purchase Contracts, the collateral arrangements and depositary arrangements, if applicable, relating to such Stock Purchase Contracts or Stock Purchase Units and, if applicable, the prepaid securities and the document pursuant to which the prepaid securities will be issued, which will be filed with the SEC promptly after the offering of such Stock Purchase Contracts or Stock Purchase Units and, if applicable, prepaid securities.

                            DESCRIPTION OF WARRANTS

          Hovnanian may issue warrants, including warrants to purchase Class A Common Stock or Preferred Stock and warrants to purchase Hovnanian debt securities. K. Hovnanian may issue warrants to purchase K. Hovnanian Debt Securities. All obligations of K. Hovnanian under the K. Hovnanian warrants will be fully and unconditionally guaranteed by Hovnanian. Warrants may be issued independently of or together with any other securities and may be attached to or separate from such securities. Obligations of Hovnanian and K. Hovnanian under the warrants may be guaranteed by the subsidiary guarantors. Each series of warrants will be issued under a separate warrant agreement, each a "warrant agreement" to be entered into between Hovnanian and/or K. Hovnanian and a warrant agent, the "warrant agent". The warrant agent will act solely as an agent of Hovnanian and/or K. Hovnanian in connection with the warrants of that series and will not assume any obligation or relationship of agency or trust for or with holders or beneficial owners of warrants. The following describes some general terms and provisions of the warrants offered hereby. Further terms of the warrants and the applicable warrant agreement will be described in the applicable prospectus supplement.

          The applicable prospectus supplement will describe the following terms, where applicable, of the warrants in respect of which this prospectus is being delivered:

     o    the title of the warrants;

     o    the aggregate number of the warrants;

     o    the price or prices at which the warrants will be issued;

     o the designation, aggregate principal amount and terms of the securities purchasable upon exercise of the warrants;

     o the designation and terms of the securities with which the warrants are issued and the number of the warrants issued with each such security;

     o if applicable, the date on and after which the warrants and the related securities will be separately transferable;

     o the price at which the securities purchasable upon exercise of the warrants may be purchased;

     o the date on which the right to exercise the warrants will commence and the date on which the right will expire;

     o the minimum or maximum amount of the warrants that may be exercised at any one time;

     o    information with respect to book-entry procedures, if any;

     o a discussion of certain United States Federal income tax considerations; and

     o any other terms of the warrants, including terms, procedures and limitations relating to the exercise of the warrants.

                             PLAN OF DISTRIBUTION

         Hovnanian, K. Hovnanian and the selling shareholders may sell the securities to or through underwriters or dealers, and also may sell the offered securities directly to one or more other purchasers or through agents. The applicable prospectus supplement will list the names of any underwriters or agents involved in the sale of the offered securities and any applicable commissions or discounts.

         Underwriters, dealers or agents may offer and sell the offered securities at a fixed price or prices, which may be changed, or from time to time at market prices prevailing at the time of sale, at prices related to the prevailing market prices or at negotiated prices. In connection with the sale of the securities, underwriters or agents may be deemed to have received compensation from Hovnanian, K. Hovnanian or the selling shareholders in the form of underwriting discounts or commissions and may also receive commissions from purchasers of the securities for whom they may act as agent. Underwriters or agents may sell the securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters or commissions from the purchasers for whom they may act as agent.

         The Preferred Stock, debt securities and warrants, when first issued, will have no established trading market. Any underwriters or agents to or through whom offered securities are sold by Hovnanian or K. Hovnanian for public offering and sale may make a market in such offered securities, but the underwriters or agents will not be obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of the trading market for any offered securities.

         Any underwriters, dealers or agents participating in the distribution of the offered securities may be deemed to be underwriters, and any discounts and commissions received by them and any profit realized by them on resale of the offered securities may be deemed to be underwriting discounts and commissions under the Securities Act. Underwriters, dealers or agents may be entitled, under agreements entered into with Hovnanian, K. Hovnanian or the selling shareholders, to indemnification against or contribution toward certain civil liabilities, including liabilities under the Securities Act.

         If so indicated in the prospectus supplement, Hovnanian, K. Hovnanian or the selling shareholders will authorize underwriters or other persons acting as its agents to solicit offers by certain institutions to purchase securities from it pursuant to contracts providing for payment and delivery on a future date. Institutions with which contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases will be subject to the condition that the purchase of the securities will not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and agents will not have any responsibility in respect of the validity or performance of such contracts.

                                 LEGAL MATTERS

         Certain legal matters with respect to the validity of the offered securities will be passed upon for Hovnanian and K. Hovnanian by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP will rely, as to matters of California and New Jersey law, on the opinion of Peter S. Reinhart, Esq., Senior Vice-President and General Counsel for Hovnanian and K. Hovnanian. Certain legal matters in connection with the offered securities may also be passed upon for any agents or underwriters by counsel specified in the prospectus supplement.

                                    EXPERTS

         The consolidated financial statements of Hovnanian Enterprises, Inc. appearing in the Hovnanian Annual Report (Form 10-K) for the year ended October 31, 2002, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                    PART II


                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The estimated expenses payable by Hovnanian in connection with the offering described in this registration statement are as follows:

                                                                    Total(a)

Registration Fee............................................        $    100
Legal fees and expenses.....................................         200,000
Blue Sky fees and expenses..................................          15,000
Accounting fees and expenses................................          15,000
Printing and duplicating expenses...........................         300,000
Miscellaneous expenses......................................          15,000
  Total.....................................................        $545,100
                                                                    ========
---------

(a)   All figures, except the SEC registration fee, are estimates.

Item 15. Indemnification of Directors and Officers.

         Hovnanian is a Delaware corporation. Section 145 of the General Corporation Law of the State of Delaware grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 102(b)(7) of the General Corporation Law of the State of Delaware enables a corporation in its certificate of incorporation or an amendment thereto validly approved by stockholders to limit or eliminate the personal liability of the members of its board of directors for violations of the directors' fiduciary duty of care.

         Article EIGHTH of Hovnanian's Restated Certificate of Incorporation contains the following provisions with respect to indemnification:

              No director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This Article shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date on which this Article becomes effective. Any repeal or modification of this Article Eighth shall not adversely affect any right or protection of a director of the Company existing hereunder with respect to any act or omission occurring prior to the time of such repeal or modification.

         Hovnanian maintains a liability insurance policy providing coverage for its directors and officers in an amount up to an aggregate limit of $10,000,000 for any single occurrence.

         K. Hovnanian is a California corporation. Section 317 of the California General Corporations Law (the "CGCL") authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers who are parties or are threatened to be made parties to any proceeding (with certain exceptions) by reason of the fact that the person is or was an agent of the corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation.
Section 204 of the CGCL provides that this limitation on liability has no effect on a director's liability (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) for acts or omissions that a director believes to be contrary to the best interests ofthe corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) for any transaction from which a director derived an improper personal benefit, (iv) for acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of a serious injury to the corporation or its shareholders, (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders, (vi) under Section 310 of the CGCL (concerning contracts or transactions between the corporation and a director) or (vii) under Section 316 of the CGCL (directors' liability for improper dividends, loans and guarantees). Section 317 does not extend to acts or omissions of a director in his capacity as an officer.

         Further, Section 317 has no effect on claims arising under federal or state securities laws and does not affect the availability of injunctions and other equitable remedies available to the Company's shareholders for any violation of a director's fiduciary duty to the Company or its shareholders. Although the validity and scope of the legislation underlying Section 317 have not yet been interpreted to any significant extent by the California courts, Section 317 may relieve directors of monetary liability to the Company for grossly negligent conduct, including conduct in situations involving attempted takeovers of the Company.

         Neither K. Hovnanian's Certificate of Incorporation nor its bylaws contain any provisions relating to indemnity.

Item 16. Exhibits.

         See Exhibit Index.

Item 17. Undertakings.

         The undersigned Registrants hereby undertake:

         (1) To file, during any period in which offers or sales are being made, a post effective amendment to this registration statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the from of prospectus filed with the Commission pursuant to Rule 462(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the Hovnanian annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the provisions set forth in response to Item 15, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The undersigned Registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on July 2, 2003.

                                   Hovnanian Enterprises, Inc.



                                   By: /s/ J. Larry Sorsby
                                       --------------------------
                                         J. Larry Sorsby
                                         Executive Vice President
                                         Chief Financial Officer


                               POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints J. Larry Sorsby and Paul W. Buchanan and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to Registration Statements Nos. 333-68528, 333-75939 and 333-51991, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on July 2, 2003.

           Signature                                     Title
           ---------                                     -----
 /s/ Kevork S. Hovnanian                  Chairman of the Board and Director
-----------------------------------
Kevork S. Hovnanian


 /s/ Ara K. Hovnanian                     President, Chief Executive Officer
-----------------------------------                   and Director
Ara K. Hovnanian


 /s/ Geaton A. DeCesaris, Jr.             Chief Operating Officer and President,
-----------------------------------        Homebuilding Operations and Director
Geaton A. DeCesaris, Jr.


 /s/ Arthur M. Greenbaum                                Director
-----------------------------------
Arthur M. Greenbaum

 /s/ Desmond P. McDonald                                Director
-----------------------------------
Desmond P. McDonald


 /s/ Edward A. Kangas                                   Director
-----------------------------------
Edward A. Kangas


/s/ John J. Robbins                                     Director
-----------------------------------
John J. Robbins


 /s/ J. Larry Sorsby                             Executive Vice-President,
-----------------------------------              Chief Financial Officer
J. Larry Sorsby                                        and Director


 /s/ Stephen D. Weinroth                                Director
-----------------------------------
Stephen D. Weinroth

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, K. Hovnanian certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on July 2, 2003.

                                   K. HOVNANIAN ENTERPRISES, INC.

                                   By: /s/ J. Larry Sorsby
                                       ------------------------------
                                       J. Larry Sorsby

                               POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints J. Larry Sorsby and Paul W. Buchanan and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to Registration Statements Nos. 333-68528, 333-75939 and 333-51991, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on July 2, 2003.

         Signature                                        Title
         ---------                                        -----
/s/ Kevork S. Hovnanian                   Chairman of the Board and Director
-----------------------------------
Kevork S. Hovnanian


/s/ Ara K. Hovnanian                          President, Chief Executive
-----------------------------------               Officer and Director
Ara K. Hovnanian


/s/ Geaton A. DeCesaris, Jr.              Chief Operating Officer and President,
-----------------------------------        Homebuilding Operations and Director
Geaton A. DeCesaris, Jr.


/s/ Paul W. Buchanan                       Senior Vice President--Corporate
-----------------------------------                   Controller
Paul W. Buchanan


/s/ Peter S. Reinhart                           Senior Vice-President,
-----------------------------------           General Counsel/Secretary
Peter S. Reinhart


/s/ J. Larry Sorsby                            Executive Vice President,
-----------------------------------            Chief Financial Officer
J. Larry Sorsby                                      and Director

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, each of the Registrants, as listed on the attached Schedule of Subsidiary Registrants, has duly caused this Registration Statement to be signed on its behalf by the undersigned, in his capacity as set forth on the attached Schedule of Subsidiary Registrants, thereunto duly authorized, in the City of Red Bank, State of New Jersey, on July 2, 2003.

                                   REGISTRANTS (as listed on the attached
                                   Schedule of Subsidiary Registrants)
                                   By:/s/ J. Larry Sorsby
                                      -----------------------------------------
                                   J. Larry Sorsby

                               POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints J. Larry Sorsby and Paul W. Buchanan and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to Registration Statements Nos. 333-68528, 333-75939 and 333-51991, including any filings pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and anything necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following person on the date and in the capacities indicated on July 2, 2003.

           Signature                                      Title
           ---------                                      -----
/s/ Kevork S. Hovnanian                    Chairman of the Board and Director
-----------------------------------
Kevork S. Hovnanian


/s/ Ara K. Hovnanian                       President, Chief Executive Officer
-----------------------------------                  and Director
Ara K. Hovnanian


/s/ Geaton A. DeCesaris, Jr.              Chief Operating Officer and President,
-----------------------------------        Homebuilding Operations and Director
Geaton A. DeCesaris, Jr.


/s/ Paul W. Buchanan                       Senior Vice President--Corporate
-----------------------------------                   Controller
Paul W. Buchanan


/s/ Peter S. Reinhart                            Senior Vice-President,
-----------------------------------            General Counsel/Secretary
Peter S. Reinhart


/s/ J. Larry Sorsby                             Executive Vice President,
-----------------------------------              Chief Financial Officer
J. Larry Sorsby                                       and Director

SCHEDULE OF SUBSIDIARY REGISTRANTS

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

ALL SEASONS, INC.
ARROW PROPERTIES, INC.
CONDOMINIUM COMMUNITY (BOWIE NEW TOWN), INC.
CONDOMINIUM COMMUNITY (LARGO TOWN), INC.
CONDOMINIUM COMMUNITY (PARK PLACE), INC.
CONDOMINIUM COMMUNITY (QUAIL RUN), INC.
CONDOMINIUM COMMUNITY (TRUMAN DRIVE), INC.
CONSULTANTS CORPORATION DESIGNED CONTRACTS. INC.
EXC, INC.
FORTIS HOMES, INC.
HOUSING-HOME SALES, INC.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
K. HOV INTERNATIONAL, INC.
K. HOV IP, II, INC.
K. HOV IP, III, INC.
K. HOV IP, INC.
K. HOV IP, IV, INC.
K. HOVNANIAN ACQUISITIONS, INC.
K. HOVNANIAN AT ASHBURN VILLAGE, INC.
K. HOVNANIAN AT BALLANTRAE, INC.
K. HOVNANIAN AT BARRINGTON, INC.
K. HOVNANIAN AT BELMONT, INC.
K. HOVNANIAN AT BERNARDS IV, INC.
K. HOVNANIAN AT BRANCHBURG III, INC.
K. HOVNANIAN AT BRIDGEPORT, INC.
K. HOVNANIAN AT BRIDGEWATER VI, INC.
K. HOVNANIAN AT BULL RUN, INC.
K. HOVNANIAN AT BURLINGTON III, INC.
K. HOVNANIAN AT BURLINGTON, INC.
K. HOVNANIAN AT CALABRIA, INC.
K. HOVNANIAN AT CAMERON CHASE, INC.
K. HOVNANIAN AT CARMEL DEL MAR, INC.
K. HOVNANIAN AT CASTILE, INC.
K. HOVNANIAN AT CEDAR GROVE I, INC.
K. HOVNANIAN AT CEDAR GROVE II, INC.
K. HOVNANIAN AT CHAPARRAL, INC.
K. HOVNANIAN AT CLARKSTOWN, INC.
K. HOVNANIAN AT CRESTLINE, INC.
K. HOVNANIAN AT DOMINGUEZ, INC.
K. HOVNANIAN AT DOMINION RIDGE, INC.
K. HOVNANIAN AT EAST BRUNSWICK VI, INC.
K. HOVNANIAN AT EAST WHITELAND I, INC.
K. HOVNANIAN AT EXETER HILLS, INC.
K. HOVNANIAN AT FAIR LAKES GLEN, INC.
K. HOVNANIAN AT FAIR LAKES, INC.
K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. HOVNANIAN AT HACKETTSTOWN, INC.
K. HOVNANIAN AT HAMPTON OAKS, INC.
K. HOVNANIAN AT HERSHEY'S MILL, INC. (a PA Corp)
K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.
K. HOVNANIAN AT HOLLY CREST, INC.
K. HOVNANIAN AT HOPEWELL IV, INC.
K. HOVNANIAN AT HOPEWELL VI, INC.
K. HOVNANIAN AT HOWELL TOWNSHIP, INC.
K. HOVNANIAN AT HUNTER ESTATES, INC.
K. HOVNANIAN AT KINGS GRANT I, INC.
K. HOVNANIAN AT KLOCKNER FARMS, INC.
K. HOVNANIAN AT LA TERRAZA, INC.
K. HOVNANIAN AT LA TROVATA, INC.
K. HOVNANIAN AT LAKEWOOD, INC.
K. HOVNANIAN AT LOWER SAUCON II, INC.
K. HOVNANIAN AT LOWER SAUCON, INC.
K. HOVNANIAN AT MAHWAH II, INC.
K. HOVNANIAN AT MAHWAH IV, INC. (Whalepond)
K. HOVNANIAN AT MAHWAH V, INC.
K. HOVNANIAN AT MAHWAH VI, INC. (Norfolk)
K. HOVNANIAN AT MAHWAH VII, INC.
K. HOVNANIAN AT MAHWAH VIII, INC.
K. HOVNANIAN AT MANALAPAN, INC.
K. HOVNANIAN AT MARLBORO II, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.
K. HOVNANIAN AT MARLBORO TOWNSHIP III, INC.
K. HOVNANIAN AT METRO DC SOUTH, INC.
K. HOVNANIAN AT MONTCLAIR NJ, INC.
K. HOVNANIAN AT MONTCLAIR, INC.
K. HOVNANIAN AT MONTGOMERY I, INC.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. HOVNANIAN AT NORTHLAKE, INC.
K. HOVNANIAN AT OCEAN WALK, INC.
K. HOVNANIAN AT P.C. PROPERTIES, INC.
K. HOVNANIAN AT PARK RIDGE, INC.
K. HOVNANIAN AT PEEKSKILL, INC.
K. HOVNANIAN AT PERKIOMEN I, INC.
K. HOVNANIAN AT PERKIOMEN II, INC.
K. HOVNANIAN AT PLAINSBORO III, INC.
K. HOVNANIAN AT PORT IMPERIAL NORTH, INC.
K. HOVNANIAN AT PRINCETON, INC.
K. HOVNANIAN AT RANCHO CHRISTIANITOS, INC.
K. HOVNANIAN AT RESERVOIR RIDGE, INC.
K. HOVNANIAN AT RIVER OAKS, INC.
K. HOVNANIAN AT SAN SEVAINE, INC.
K. HOVNANIAN AT SARATOGA, INC.
K. HOVNANIAN AT SCOTCH PLAINS II, INC.
K. HOVNANIAN AT SCOTCH PLAINS, INC.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. HOVNANIAN AT SMITHVILLE, INC.
K. HOVNANIAN AT SOUTH BRUNSWICK II, INC.
K. HOVNANIAN AT SOUTH BRUNSWICK III, INC.
K. HOVNANIAN AT SOUTH BRUNSWICK IV, INC.
K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.
K. HOVNANIAN AT STONE CANYON, INC.
K. HOVNANIAN AT STONEGATE, INC. (a VA Corporation)
K. HOVNANIAN AT STONY POINT, INC.
K. HOVNANIAN AT STUART ROAD, INC.
K. HOVNANIAN AT SULLY STATION, INC.
K. HOVNANIAN AT SUMMERWOOD, INC.
K. HOVNANIAN AT SYCAMORE, INC.
K. HOVNANIAN AT TANNERY HILL, INC.
K. HOVNANIAN AT THE BLUFF, INC.
K. HOVNANIAN AT THE CEDARS, INC.
K. HOVNANIAN AT THE GLEN, INC.
K. HOVNANIAN AT THE RESERVE AT MEDFORD, INC.
K. HOVNANIAN AT THORNBURY, INC.
K. HOVNANIAN AT TIERRASANTA, INC.
K. HOVNANIAN AT TUXEDO, INC.
K. HOVNANIAN AT UNION TOWNSHIP I, INC.
K. HOVNANIAN AT UPPER MAKEFIELD I, INC.
K. HOVNANIAN AT VAIL RANCH, INC.
K. HOVNANIAN AT WALL TOWNSHIP VI, INC.
K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.
K. HOVNANIAN AT WASHINGTONVILLE, INC.
K. HOVNANIAN AT WAYNE III, INC.
K. HOVNANIAN AT WAYNE V, INC.
K. HOVNANIAN AT WILDROSE, INC.
K. HOVNANIAN AT WOODMONT, INC.
K. HOVNANIAN COMPANIES NORTHEAST, INC.
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF METRO WASHINGTON, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. HOVNANIAN COMPANIES OF NORTH CAROLINA, INC.
K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. HOVNANIAN DEVELOPMENTS OF METRO WASHINGTON, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.
K. HOVNANIAN ENTERPRISES, INC.
K. HOVNANIAN EQUITIES, INC.
K. HOVNANIAN FORECAST HOMES, INC.
K. HOVNANIAN INVESTMENT PROPERTIES OF NEW JERSEY, INC.
K. HOVNANIAN MARINE, INC.
K. HOVNANIAN PA REAL ESTATE, INC.
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.
K. HOVNANIAN PROPERTIES OF NB THEATRE, INC.
K. HOVNANIAN PROPERTIES OF NEWARK URBAN RENEWAL CORPORATION, INC.
K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.
K. HOVNANIAN PROPERTIES OF PISCATAWAY, INC.
K. HOVNANIAN PROPERTIES OF RED BANK, INC.
K. HOVNANIAN PROPERTIES OF WALL, INC.
K. HOVNANIAN REAL ESTATE INVESTMENT, INC.
KHC ACQUISITION, INC.
KHIP III, INC.
LANDARAMA, INC.
MATZEL & MUMFORD OF DELAWARE, INC.
MCNJ, INC.
MMIP III, INC.
PARTHENON GROUP, INC.
PINE BROOK COMPANY, INC.
QUE CORPORATION
REFLECTIONS OF YOU INTERIORS, INC.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
THE MATZEL & MUMFORD ORGANIZATION, INC.
THE NEW FORTIS CORPORATION
THE SOUTHAMPTON CORPORATION
WASHINGTON HOMES OF WEST VIRGINIA, INC.
WASHINGTON HOMES, INC.
WASHINGTON HOMES, INC. OF VIRGINIA
WESTMINSTER HOMES (CHARLOTTE), INC.
WESTMINSTER HOMES OF TENNESSEE, INC.
WESTMINSTER HOMES, INC.
WH LAND I, INC
WH LAND II, INC.
WH PROPERTIES, INC.
K. HOVNANIAN AT 4S RANCH, L.L.C.
K. HOVNANIAN AT ASHBURN VILLAGE, L.L.C.
K. HOVNANIAN AT BARNEGAT I, L.L.C.
K. HOVNANIAN AT BERKELEY, L.L.C.
K. HOVNANIAN AT BERNARDS V, L.L.C.
K. HOVNANIAN AT BLOOMS CROSSING, L.L.C.
K. HOVNANIAN AT BLUE HERON PINES, L.L.C.
K. HOVNANIAN AT BRENBROOKE, L.L.C.
K. HOVNANIAN AT CAMDEN I, L.L.C.

EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.
K. HOVNANIAN AT CHESTER I, L.L.C.
K. HOVNANIAN AT CLIFTON, L.L.C.
K. HOVNANIAN AT CLIFTON II, L.L.C.
K. HOVNANIAN AT CRANBURY, L.L.C.
K. HOVNANIAN AT CURRIES WOODS, L.L.C.
K. HOVNANIAN AT DENVILLE, L.L.C.
K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.
K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.
K. HOVNANIAN AT GREAT NOTCH, L.L.C.
K. HOVNANIAN AT GUTTENBERG, L.L.C.
K. HOVNANIAN AT HAMBURG, L.L.C.
K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.
K. HOVNANIAN AT JACKSON I, L.L.C.
K. HOVNANIAN AT JACKSON, L.L.C.
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.
K. HOVNANIAN AT KENT ISLAND, L.L.C.
K. HOVNANIAN AT KINCAID, L.L.C.
K. HOVNANIAN AT KING FARM, L.L.C.
K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.
K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.
K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.
K. HOVNANIAN AT LAWRENCE V, L.L.C.
K. HOVNANIAN AT LINWOOD, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.
K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.
K. HOVNANIAN AT LONG BRANCH I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND I, L.L.C.
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.
K. HOVNANIAN AT MANALAPAN II, L.L.C.
K. HOVNANIAN AT MANALAPAN III, L.L.C.
K. HOVNANIAN AT MANSFIELD I, LLC
K. HOVNANIAN AT MANSFIELD II, LLC
K. HOVNANIAN AT MANSFIELD III, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.
K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.
K. HOVNANIAN AT MARLBORO VI, L.L.C.
K. HOVNANIAN AT MARLBORO VII, L.L.C.
K. HOVNANIAN AT MENIFEE, L.L.C.
K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.
K. HOVNANIAN AT MIDDLETOWN II, L.L.C.
K. HOVNANIAN AT MIDDLETOWN, L.L.C.
K. HOVNANIAN AT MONROE, L.L.C.
K. HOVNANIAN AT MOSAIC, L.L.C.

                               INDEX TO EXHIBITS

 Exhibit
 Number                            Description of Exhibits
--------                           -----------------------

 **1.1   - Underwriting Agreement (Hovnanian Debt Securities and Warrants to
          Purchase Hovnanian Debt Securities).

 **1.2   - Underwriting Agreement (K. Hovnanian Debt Securities and Warrants
          to Purchase K. Hovnanian Debt Securities).

 **1.3   - Underwriting Agreement (Equity Securities and Warrants to Purchase
          Equity Securities).

 **1.4   - Underwriting Agreement (Stock Purchase Contracts).

 **1.5   - Underwriting Agreement (Stock Purchase Units).

  *4.1   - Form of Hovnanian Debt Securities.

  *4.2   - Form of K. Hovnanian Debt Securities.

***4.3   - Form of Hovnanian Senior Debt Indenture.

***4.4   - Form of Hovnanian Senior Subordinated Debt Indenture.

***4.5   - Form of Hovnanian Subordinated Debt Indenture.

***4.6   - Form of K. Hovnanian Senior Debt Indenture.

***4.7   - Form of K. Hovnanian Senior Subordinated Debt Indenture.

***4.8   - Form of K. Hovnanian Subordinated Debt Indenture.

  *4.9   - Form of Warrant Agreement for Preferred Stock and Common Stock
          (including Form of Warrant Certificate).

  *4.10   - Form of Warrant Agreement for Hovnanian Debt Securities (including form of Warrant Certificate).

  *4.11   - Form of Warrant Agreement for K. Hovnanian Debt Securities
           (including form of Warrant Certificate).

***4.12   - Form of Purchase Contract Agreement (including form of Purchase
            Contact Unit).

   5.1   - Opinion of Simpson Thacher & Bartlett LLP (filed herewith).

   5.2 - Opinion of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian (filed herewith).

  10.1 - Credit Agreement dated as of June 19, 2003, among K. Hovnanian, as Borrower, Hovnanian, as Guarantor, the banks listed therein, PNC Bank, National Association, Bank of America, Fleet National Bank, Wachovia Bank, National Association, Guaranty Bank, National Association, Bank One, NA, Am South Bank, Comerica Bank, SunTrust Bank, National City Bank, Washington Mutual Bank, FA, BNP PARIBAS, Credit Lyonnais, New York Branch, US Bancorp (filed herewith).

  12.1 - Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Dividends (to be filed by amendment).

  23.1   - Consent of Ernst & Young LLP (filed herewith).

  23.2   - Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

  23.3 - Consent of Peter S. Reinhart, Senior Vice-President and General Counsel of Hovnanian and K. Hovnanian (included in Exhibit 5.2).

 Exhibit
 Number                            Description of Exhibits
--------                           -----------------------


*** 25.1 - Statement of Eligibility of Trustee under the Hovnanian Indentures.

*** 25.2 - Statement of Eligibility of Trustee under the K. Hovnanian
           Indentures.

* Incorporated by reference to exhibit of same number to Registration Statement No. 333-51991.

** To be incorporated by reference, as necessary, as an exhibit to one or more reports on Form 8-K.

*** Incorporated by reference to exhibit of same number to Registration Statement No. 333-68528.